                                                                   EXHIBIT 4.1.2


                          SEQUOIA MORTGAGE TRUST 200__,

                                     Issuer


                                       and


                       _________________________________,

                                     Trustee


                                    INDENTURE


                       Dated as of _____________ __, 200__


                                   Relating to

                          SEQUOIA MORTGAGE TRUST 200_-_


                          COLLATERALIZED MORTGAGE BONDS

Cross-reference sheet showing the location in the indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.

                                                                                             PAGE
                                                                                             ----
TIA...................................................................................Indenture Section

Section 310
         (a)  (1)............................................................................6.08
         (a)  (2)............................................................................6.09
         (a)  (3)............................................................................6.14(2)
         (a)  (4)........................................................................Not Applicable
         (a)  (5)............................................................................6.08
         (b)  ...............................................................................6.08
              ...............................................................................6.10
              ...............................................................................11.05
         (c)  ...........................................................................Not Applicable

Section 311
         (a)  ...............................................................................6.13
         (b)  ...............................................................................6.13

Section 312
         (a)  ...............................................................................7.01(a)
              ...............................................................................7.02(a)
         (b)  ...............................................................................7.02(b)
         (c)  ...............................................................................7.02(c)

Section 313
         (a)  ...............................................................................7.03(a)
         (b)  ...............................................................................7.03(a)
         (c)  ...............................................................................7.03(a)
              ...............................................................................11.05
         (d)  ...............................................................................7.03(b)

Section 314
         (a)  ...............................................................................7.04
              ...............................................................................11.05
              ...............................................................................3.10
         (b)  (1)............................................................................2.12(c)(viii)
         (b)  (2)............................................................................3.06
         (c)  (1)............................................................................2.12(d)
              ...............................................................................4.01
              ...............................................................................11.01

                                                                                             PAGE
                                                                                             ----
         (c)  (2)............................................................................2.12(c)(ii)
              ...............................................................................4.01
              ...............................................................................11.01
         (c)  (3)............................................................................1.01
              ...............................................................................2.12(f)
         (d)  (1)............................................................................1.01
              ...............................................................................8.12
         (d)  (2)............................................................................1.01
                                                                                         Not Applicable
         (d)  (3)............................................................................1.01
              ...............................................................................2.12(f)
         (e)  ...............................................................................11.01

Section 315
         (a)  ...............................................................................6.01(b)
              ...............................................................................6.01(c)(1)
         (b)  ...............................................................................6.02
              ...............................................................................11.05
         (c)  ...............................................................................6.01(a)
         (d)  ...............................................................................6.01(c)
         (d)  (1)............................................................................6.01(b)
         (d)  (2)............................................................................6.01(c)(2)
         (d)  (3)............................................................................6.01(c)(3)
         (e)  ...............................................................................5.16

Section 316
         (a)  (1)      (A)...................................................................5.14
                       ......................................................................8.01
         (a)  (1)      (B)...................................................................5.02
                       ......................................................................5.15
         (a)  (2)      ..................................................................Not Applicable
         (b)  ...............................................................................5.10
         (c)  ...........................................................................Not Applicable

Section 317
         (a)  (1)............................................................................5.03
         (a)  (2)............................................................................5.06
         (b)  ...............................................................................3.03

Section 318
         (a)  ...............................................................................11.07

                                TABLE OF CONTENTS


                                     PARTIES

                              PRELIMINARY STATEMENT

                                 GRANTING CLAUSE

                                    ARTICLE I

                                   DEFINITIONS

                                                                                                               PAGE
                                                                                                               ----
SECTION 1.01. General Definitions..........................................................................     I-1
"Accountant"...............................................................................................     I-1
"Accrual Date".............................................................................................     I-1
"Act"......................................................................................................     I-1
"Adjusted Net Mortgage Rate"...............................................................................     I-2
"Adjustment Date"..........................................................................................     I-2
"Advance"..................................................................................................     I-2
"Affiliate"................................................................................................     I-2
"Agent"....................................................................................................     I-2
"Appraised Value"..........................................................................................     I-2
"Assignments"..............................................................................................     I-2
"Authenticating Agent".....................................................................................     I-3
"Authorized Officer".......................................................................................     I-3
"Available Funds"..........................................................................................     I-4
"Bank".....................................................................................................     I-4
"Bankruptcy Code"..........................................................................................     I-4
"Beneficial Owner".........................................................................................     I-4
"Bond Account".............................................................................................     I-4
"Bond Distribution Amount".................................................................................     I-4
"Bond Payment Amount"......................................................................................     I-4
"Bondholder" or "Holder"...................................................................................     I-4
"Bond Insurance Policy"....................................................................................     I-4
"Bond Insurer".............................................................................................     I-5
"Bond Interest Rate".......................................................................................     I-5
"Bond Register" and "Bond Registrar".......................................................................     I-5
"Bonds"....................................................................................................     I-5
"Book Entry Bonds".........................................................................................     I-5
"Business Day".............................................................................................     I-5
"Certificate Interest Rate"................................................................................     I-5
"Class"....................................................................................................     I-5
"Class B-1 Interest Carryover Shortfall"...................................................................     I-5
"Class B-1 Interest Payment Amount"........................................................................     I-6
"Class B-1 Percentage".....................................................................................     I-6
"Class B-1 Principal Amount"...............................................................................     I-6
"Class B-1 Principal Carryover Shortfall"..................................................................     I-6
"Class B-1 Principal Payment Amount".......................................................................     I-6
"Class B-2 Bond Interest Rate".............................................................................     I-7
"Class B-2 Interest Carryover Shortfall"...................................................................     I-7
"Class B-2 Interest Payment Amount"........................................................................     I-7
"Class B-2 Percentage".....................................................................................     I-7
"Class B-2 Principal Amount"...............................................................................     I-8

"Class B-2 Principal Carryover Shortfall"..................................................................     I-8
"Class B-2 Principal Payment Amount".......................................................................     I-8
"Class Interest Shortfall".................................................................................     I-8
"Class Principal Amount"...................................................................................     I-9
"Closing Date".............................................................................................     I-9
"Code".....................................................................................................     I-9
"Combined Prepayment Percentage"...........................................................................     I-9
"Commission"...............................................................................................     I-9
"Controlling Class"........................................................................................     I-9
"Cooperative Loan".........................................................................................     I-9
"Cooperative Shares".......................................................................................     I-9
"Corporate Trust Office"...................................................................................     I-9
"Cut-Off Date".............................................................................................     I-9
"Debt Service Reduction"...................................................................................     I-9
"Default"..................................................................................................    I-10
"Defaulted Pledged Mortgage"...............................................................................    I-10
"Deficient Valuation"......................................................................................    I-10
"Definitive Bonds".........................................................................................    I-10
"Deleted Pledged Mortgage".................................................................................    I-10
"Denomination".............................................................................................    I-10
"Depositor"................................................................................................    I-10
"Depository"...............................................................................................    I-10
"Depository Participants"..................................................................................    I-10
"Deposit Trust Agreement"..................................................................................    I-10
"Determination Date".......................................................................................    I-11
"Distribution Account".....................................................................................    I-11
"Distribution Account Deposit Date"........................................................................    I-11
"Due Date".................................................................................................    I-11
"Eligible Account".........................................................................................    I-11
"Escrow Account"...........................................................................................    I-12
"Event of Default".........................................................................................    I-12
"Expense Rate".............................................................................................    I-12
"FDIC".....................................................................................................    I-12
"FHLMC"....................................................................................................    I-12
"FIRREA"...................................................................................................    I-12
"Fitch"....................................................................................................    I-12
"FNMA".....................................................................................................    I-13
"Grant"....................................................................................................    I-13
"Highest Lawful Rate"......................................................................................    I-13
"Holder"...................................................................................................    I-13
"Indenture" or "this Indenture"............................................................................    I-13
"Independent"..............................................................................................    I-14
"Index"....................................................................................................    I-14

"Indirect Participant".....................................................................................    I-14
"Individual Bond"..........................................................................................    I-14
"Insurance Policy".........................................................................................    I-14
"Insurance Proceeds".......................................................................................    I-15
"Insured Expenses".........................................................................................    I-15
"Interest Accrual Period"..................................................................................    I-15
"Interest Conversion Date".................................................................................    I-15
"Interest Payment Amount"..................................................................................    I-15
"Invested Amount"..........................................................................................    I-15
"Investor Certificate".....................................................................................    I-15
"Investor Percentage"......................................................................................    I-15
"Investor Prepayment Percentage"...........................................................................    I-15
"Issuer"...................................................................................................    I-15
"Issuer Order" and "Issuer Request"........................................................................    I-16
"Letter Agreement".........................................................................................    I-16
"Liquidated Pledged Mortgage"..............................................................................    I-16
"Liquidation Proceeds".....................................................................................    I-16
"Loan-to-Value Ratio"......................................................................................    I-16
"Margin"...................................................................................................    I-16
"Master Servicer"..........................................................................................    I-16
"Master Servicing Agreement"...............................................................................    I-17
"Master Servicing Fee".....................................................................................    I-17
"Master Servicing Fee Rate"................................................................................    I-17
"Maturity".................................................................................................    I-17
"Maximum Rate".............................................................................................    I-17
"Moody's"..................................................................................................    I-17
"Mortgage".................................................................................................    I-17
"Mortgage Documents".......................................................................................    I-18
"Mortgage Note"............................................................................................    I-18
"Mortgage Rate"............................................................................................    I-18
"Mortgaged Property".......................................................................................    I-18
"Mortgagor"................................................................................................    I-18
"Net Mortgage Rate"........................................................................................    I-18
"Net Interest Shortfalls"..................................................................................    I-18
"Nonrecoverable Advance"...................................................................................    I-18
"Officers' Certificate"....................................................................................    I-19
"Officer's Certificate of the Master Servicer".............................................................    I-19
"Operative Agreements".....................................................................................    I-19
"Opinion of Counsel".......................................................................................    I-19
"Optional Redemption Date".................................................................................    I-19
"Optional Redemption Record Date"..........................................................................    I-19
"Original Class B-1 Principal Amount"......................................................................    I-19
"Original Class B-2 Principal Amount"......................................................................    I-19
"Original Invested Amount".................................................................................    I-19

"Original Pledged Mortgages"...............................................................................    I-19
"Original Senior Class Principal Amount"...................................................................    I-19
"Original Subordination Amount"............................................................................    I-19
"OTS"......................................................................................................    I-20
"Outstanding"..............................................................................................    I-20
"Outstanding Pledged Mortgage".............................................................................    I-21
"Owner"....................................................................................................    I-21
"Owner Trustee"............................................................................................    I-21
"Paying Agent".............................................................................................    I-21
"Payment Date".............................................................................................    I-21
"Payment Date Statement"...................................................................................    I-21
"Periodic Rate Cap"........................................................................................    I-21
"Permitted Encumbrance"....................................................................................    I-21
"Permitted Investments"....................................................................................    I-22
"Person"...................................................................................................    I-25
"Pledged Accounts".........................................................................................    I-25
"Pledged Mortgage Schedule"................................................................................    I-25
"Pledged Mortgages"........................................................................................    I-25
"Pool Stated Principal Balance"............................................................................    I-25
"Predecessor Bonds"........................................................................................    I-25
"Prepayment Interest Shortfall"............................................................................    I-25
"Prepayment Period"........................................................................................    I-26
"Primary Mortgage Insurance Policy"........................................................................    I-26
"Principal Prepayment".....................................................................................    I-26
"Principal Prepayment in Full".............................................................................    I-26
"Proceeding"...............................................................................................    I-26
"Proprietary Lease"........................................................................................    I-26
"Prospectus Supplement"....................................................................................    I-26
"Purchase Price"...........................................................................................    I-26
"Rating Agency"............................................................................................    I-26
"Realized Loss"............................................................................................    I-27
"Record Date"..............................................................................................    I-27
"Redemption Date"..........................................................................................    I-27
"Redemption Price".........................................................................................    I-28
"Refinancing Pledged Mortgage".............................................................................    I-28
"Relief Act"...............................................................................................    I-28
"Relief Act Reductions"....................................................................................    I-28
"REO Property".............................................................................................    I-28
"Replacement Pledged Mortgage".............................................................................    I-28
"Request for Release"......................................................................................    I-29
"Responsible Officer"......................................................................................    I-29
"S&P"......................................................................................................    I-29
"SAIF".....................................................................................................    I-29
"Sale".....................................................................................................    I-29

"Scheduled Payment"........................................................................................    I-29
"Securities Act"...........................................................................................    I-30
"Seller/Servicer Guide"....................................................................................    I-30
"Senior Bond Interest Rate"................................................................................    I-30
"Senior Bonds".............................................................................................    I-30
"Senior Class Principal Amount"............................................................................    I-30
"Senior Interest Payment Amount"...........................................................................    I-30
"Senior Interest Shortfall"................................................................................    I-30
"Senior Percentage"........................................................................................    I-30
"Senior Principal Payment Amount"..........................................................................    I-30
"Servicer".................................................................................................    I-31
"Servicer Advance".........................................................................................    I-31
"Servicing Advances".......................................................................................    I-31
"Servicing Agreement"......................................................................................    I-31
"Servicing Default"........................................................................................    I-31
"Servicing Fee"............................................................................................    I-32
"Servicing Fee Rate".......................................................................................    I-32
"Servicing Officer"........................................................................................    I-32
"Stated Maturity"..........................................................................................    I-32
"Stated Principal Balance".................................................................................    I-32
"Subordinated Bond Interest Rate"..........................................................................    I-32
"Subordinated Bonds".......................................................................................    I-32
"Substitution Adjustment Amount"...........................................................................    I-32
"Successor Master Servicer"................................................................................    I-33
"Trust Estate".............................................................................................    I-33
"Trust Indenture Act" or "TIA".............................................................................    I-33
"Trustee"..................................................................................................    I-33
"Trustee Fee"..............................................................................................    I-33
"Trustee Fee Rate".........................................................................................    I-33
"Trustee Mortgage File"....................................................................................    I-33
"Withdrawal Date"..........................................................................................    I-33

                                        ARTICLE II

                                         THE BONDS

SECTION 2.01.   Forms Generally.................................................    II-1
SECTION 2.02.   Forms of Bonds and Certificate of Authentication................    II-1
SECTION 2.03.   Bonds Issuable in Classes; Provisions with Respect
                to Principal and Interest Payments..............................    II-2
SECTION 2.04.   Denominations...................................................    II-5
SECTION 2.05.   Execution, Authentication, Delivery and Dating..................    II-5
SECTION 2.06.   Temporary Bonds.................................................    II-6
SECTION 2.07.   Registration, Registration of Transfer and Exchange.............    II-6

SECTION 2.08.   Mutilated, Destroyed, Lost or Stolen Bonds......................    II-7
SECTION 2.09.   Payments of Principal and Interest..............................    II-8
SECTION 2.10.   Persons Deemed Owners...........................................    II-10
SECTION 2.11.   Cancellation....................................................    II-10
SECTION 2.12.   Authentication and Delivery of Bonds............................    II-10
SECTION 2.13.   Matters Relating to Book Entry Bonds............................    II-15
SECTION 2.14.   Termination of Book Entry System................................    II-16
SECTION 2.15.   Additional Bonds................................................    II-17

                                        ARTICLE III

                                         COVENANTS

SECTION 3.01.   Payment of Bonds................................................    III-1
SECTION 3.02.   Maintenance of Office or Agency.................................    III-1
SECTION 3.03.   Money for Bond Payments to Be Held in Trust.....................    III-1
SECTION 3.04.   Corporate Existence of Owner Trustee............................    III-4
SECTION 3.05.   Protection of Trust Estate......................................    III-4
SECTION 3.06.   Opinions as to Trust Estate.....................................    III-6
SECTION 3.07.   Performance of Obligations; Master Servicing Agreement..........    III-6
SECTION 3.08.   Investment Company Act..........................................    III-7
SECTION 3.09.   Negative Covenants..............................................    III-7
SECTION 3.10.   Annual Statement as to Compliance...............................    III-9
SECTION 3.11.   Recording of Assignments........................................    III-9
SECTION 3.12.   Limitation of Liability of......................................    III-9

                                         ARTICLE IV

                                SATISFACTION AND DISCHARGE

SECTION 4.01.   Satisfaction and Discharge of Indenture.........................    IV-1
SECTION 4.02.   Application of Trust Money......................................    IV-2

                                         ARTICLE V

                                   DEFAULTS AND REMEDIES

SECTION 5.01.   Event of Default................................................    V-1
SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment..............    V-3
SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by
                Trustee.........................................................    V-4
SECTION 5.04.   Remedies........................................................    V-5
SECTION 5.05.   [Reserved]......................................................    V-5

SECTION 5.06.   Trustee May File Proofs of Claim................................    V-7
SECTION 5.07.   Trustee May Enforce Claims without Possession of Bonds..........    V-8
SECTION 5.08.   Application of Money Collected..................................    V-8
SECTION 5.09.   Limitation on Suits.............................................    V-8
SECTION 5.10.   Unconditional Rights of Bondholders to Receive Principal and
                Interest........................................................    V-9
SECTION 5.11.   Restoration of Rights and Remedies..............................    V-10
SECTION 5.12.   Rights and Remedies Cumulative..................................    V-10
SECTION 5.13.   Delay or Omission Not Waiver....................................    V-10
SECTION 5.14.   Control by Bondholders..........................................    V-10
SECTION 5.15.   Waiver of Past Defaults.........................................    V-11
SECTION 5.16.   Undertaking for Costs...........................................    V-11
SECTION 5.17.   Waiver of Stay or Extension Laws................................    V-12
SECTION 5.18.   Sale of Trust Estate............................................    V-12
SECTION 5.19.   Action on Bonds.................................................    V-14

                                        ARTICLE VI

                                        THE TRUSTEE

SECTION 6.01.   Duties of Trustee...............................................    VI-1
SECTION 6.02.   Notice of Default...............................................    VI-2
SECTION 6.03.   Rights of Trustee...............................................    VI-3
SECTION 6.04.   Not Responsible for Recitals or Issuance of Bonds...............    VI-5
SECTION 6.05.   May Hold Bonds..................................................    VI-5
SECTION 6.06.   Money Held in Trust.............................................    VI-5
SECTION 6.07.   Compensation and Reimbursement..................................    VI-5
SECTION 6.08.   Eligibility; Disqualification...................................    VI-6
SECTION 6.09.   Trustee's Capital and Surplus...................................    VI-7
SECTION 6.10.   Resignation and Removal; Appointment of Successor...............    VI-7
SECTION 6.11.   Acceptance of Appointment by Successor..........................    VI-8
SECTION 6.12.   Merger, Conversion, Consolidation or Succession
                to Business of Trustee..........................................    VI-9
SECTION 6.13.   Preferential Collection of Claim Against Issuer.................    VI-9
SECTION 6.14.   Co-trustees and Separate Trustees...............................    VI-9
SECTION 6.15.   Authenticating Agents...........................................    VI-11
SECTION 6.16.   Review of Mortgage Documents....................................    VI-12
SECTION 6.17.   Payment of Certain Insurance Premiums...........................    VI-13
SECTION 6.18.   Substitution of Insurance Policies, Etc.; Notification of
                Rating Agencies.................................................    VI-13

                                        ARTICLE VII

                              BONDHOLDERS' LISTS AND REPORTS

SECTION 7.01.   Issuer to Furnish Trustee Names and Addresses of Bondholders....    VII-1
SECTION 7.02.   Preservation of Information; Communications to Bondholders......    VII-1
SECTION 7.03.   Reports by Trustee..............................................    VII-1
SECTION 7.04.   Reports by Issuer...............................................    VII-2
SECTION 7.05.   Notice to the Rating Agencies [and to Bond Insurer.]............    VII-2

                                       ARTICLE VIII

                ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01.   Collection of Moneys............................................    VIII-1
SECTION 8.02.   Distribution Account............................................    VIII-1
SECTION 8.03.   General Provisions Regarding Pledged Accounts...................    VIII-2
SECTION 8.04.   Purchases of Defective Pledged Mortgages........................    VIII-3
SECTION 8.05.   Grant of Replacement Pledged Mortgage...........................    VIII-5
SECTION 8.06.   Reports by Trustee to Bondholders...............................    VIII-5
SECTION 8.07.   Reports by Trustee..............................................    VIII-7
SECTION 8.08.   Trust Estate; Release and Delivery of Mortgage Documents........    VIII-8
SECTION 8.09.   Amendments to the Master Servicing Agreement....................    VIII-9
SECTION 8.10.   Servicers and Master Servicer as Agents and Bailees of Trustee..    VIII-9
SECTION 8.11.   Opinion of Counsel..............................................    VIII-10
SECTION 8.12.   Release of Pledged Mortgages....................................    VIII-10

                                        ARTICLE IX

                                  SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures Without Consent of Bondholders..........    IX-1
SECTION 9.02.   Supplemental Indentures With Consent of Bondholders.............    IX-2
SECTION 9.03.   Execution of Supplemental Indentures............................    IX-4
SECTION 9.04.   Effect of Supplemental Indentures...............................    IX-4
SECTION 9.05.   Conformity with Trust Indenture Act.............................    IX-4
SECTION 9.06.   Reference in Bonds to Supplemental Indentures...................    IX-5
SECTION 9.07.   Amendments to Deposit Trust Agreement or Master
                Servicing Agreement.............................................    IX-5

                                         ARTICLE X

                                    REDEMPTION OF BONDS

SECTION 10.01.  Special Redemption; Redemption..................................    X-1
SECTION 10.02.  Form of Redemption Notice.......................................    X-1
SECTION 10.03.  Bonds Payable on Optional Redemption Date.......................    X-2

                                        ARTICLE XI

                                       MISCELLANEOUS

SECTION 11.01.  Compliance Certificates and Opinions............................    XI-1
SECTION 11.02.  Form of Documents Delivered to Trustee..........................    XI-1
SECTION 11.03.  Acts of Bondholders.............................................    XI-3
SECTION 11.04.  Notices, etc. to Trustee and Issuer.............................    XI-3
SECTION 11.05.  Notices and Reports to Bondholders; Waiver of Notices...........    XI-4
SECTION 11.06.  Rules by Trustee and Agents.....................................    XI-5
SECTION 11.07.  Conflict with Trust Indenture Act...............................    XI-5
SECTION 11.08.  Effect of Headings and Table of Contents........................    XI-5
SECTION 11.09.  Successors and Assigns..........................................    XI-5
SECTION 11.10.  Separability....................................................    XI-5
SECTION 11.11.  Benefits of Indenture...........................................    XI-6
SECTION 11.12.  Legal Holidays..................................................    XI-6
SECTION 11.13.  Governing Law...................................................    XI-6
SECTION 11.14.  Counterparts....................................................    XI-6
SECTION 11.15.  Recording of Indenture..........................................    XI-6
SECTION 11.16.  Issuer Obligation...............................................    XI-6
SECTION 11.17.  Inspection......................................................    XI-7
SECTION 11.18.  Usury...........................................................    XI-7
SECTION 11.19.  No Petition.....................................................    XI-8

                                        ARTICLE XII

                                     THE BOND INSURER

SECTION 12.01.  Certain Matters Regarding the Bond Insurer and The Bond
                Insurance Policy................................................    XII-1

TESTIMONIUM.....................................................................   S-1

SIGNATURES AND SEALS............................................................   S-1

ACKNOWLEDGMENTS.................................................................   S-3

SCHEDULE A - Schedule of Pledged Mortgages......................................   A-1

EXHIBIT I - Letter Agreement with the Depository

EXHIBIT II - Form of Senior Bond

EXHIBIT III - Form of Class B-1 Bond

EXHIBIT IV - Form of Class B-2 Bond

EXHIBIT V - Form of Class R-LT Certificate

EXHIBIT VI - Form of Class R-UT Certificate

EXHIBIT VII - Form of Investment Letter for Holder of Class R-LT and R-UT Certificate

EXHIBIT VIII - Form of Bond Insurance Policy

EXHIBIT IX - Form of Transfer Affidavit for Class R-LT or Class R-UT Certificate

EXHIBIT X - ERISA Representation Letter

                                     PARTIES

            INDENTURE, dated as of ___________ ___, 200__ (as amended or supplemented from time to time as permitted hereby, the "Indenture"), between Sequoia Mortgage Trust 200_-_ (herein, together with its permitted successors and assigns, called the "Issuer"), a statutory business trust created under the Deposit Trust Agreement (as defined herein), and _____________________________, a _____________ corporation, as trustee (together with its permitted successors in the trusts hereunder, the "Trustee").

                              PRELIMINARY STATEMENT

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Collateralized Mortgage Bonds, (the "Bonds"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

            All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

            The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Bonds [and the Bond Insurer], all of the Issuer's right, title and interest in and to (a) the Pledged Mortgages identified in Schedule A to this Indenture, including the related Mortgage Documents, which the Issuer has caused to be delivered to the Trustee herewith, and all interest and principal received or receivable by the Issuer on or with respect to the Pledged Mortgages after the Cut-Off Date and all interest and principal payments on the Pledged Mortgages received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Pledged Mortgages on or before the Cut-off Date, and all other proceeds received in respect of such Pledged Mortgages, (b) the Issuer's rights under the Master Servicing Agreement, (c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Bond Account or the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Bond Account) and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Bonds equally and ratably without prejudice, priority or distinction between any Bond and any other Bond by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Bonds in accordance with their terms, (ii) the payment of all other sums payable under this Indenture with respect to the Bonds and (iii) compliance with the provisions of this Indenture, all as provided in this

Indenture. All terms used in the foregoing granting clauses that are defined in
Section 1.01 are used with the meanings given in said Section.

            The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Holders of the Bonds [and the Bond Insurer] may be adequately and effectively protected.

            [The Trustee agrees that it will hold any proceeds of any claim made upon the Bond Insurance Policy, solely for the use and benefit of the Bondholders in accordance with the terms hereof and of the Bond Insurance Policy.]

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. GENERAL DEFINITIONS.

            Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Trustee or of which the Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

            "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

            "ACCRUAL DATE": The date upon which interest begins accruing on the Bonds, such date being ____________ ___, 200__.

            "ACT":  With respect to any Bondholder, as defined in Section 11.03.

            "ADJUSTED NET MORTGAGE RATE": As to each Pledged Mortgage and at any time, the per annum rate equal to the Mortgage Rate less the sum of the Master Servicing Fee Rate and the related Servicing Fee Rate.

            "ADJUSTMENT DATE": As to any Pledged Mortgage, the date on which the related Mortgage Rate adjusts [annually] after a period of ___ year[s] following origination, in accordance with the terms of the related Mortgage Note.

            "ADVANCE": The payment required to be made by the Master Servicer with respect to any Payment Date pursuant to Section 4 of the Master Servicing Agreement, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and the applicable Servicing Fee and net of any net income in the case of any REO Property) on the Pledged Mortgages that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            "AFFILIATE": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGENT": Any Bond Registrar, Paying Agent or Authenticating Agent.

            "ALTERNATE BOND RATE: As to any Payment Date, the weighted average of the Net Mortgage Rates of all Mortgage Loans applicable as of the Due Date of the month preceding the month of such Payment Date, weighted on the basis of their outstanding Principal Balances (after giving effect to the Monthly Payments due on or before such Due Date and Principal Prepayments received prior to such Due Date) at such time.

            "APPRAISED VALUE": With respect to any Pledged Mortgage, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Pledged Mortgage other than a Refinancing Pledged Mortgage, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Pledged Mortgage and (b) the sales price of the Mortgaged Property at the time of the origination of such Pledged Mortgage; (ii) with respect to a Refinancing Pledged Mortgage, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Pledged Mortgage.

            "ASSIGNMENTS": Collectively (i) the original instrument of assignment of a Mortgage, including any interim assignments from the originator or any other holder of any Pledged Mortgage, and (ii) the original instrument of assignment of such Mortgage, made by the Issuer to the Trustee (which in either case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages as well and which may also, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Trustee).

            "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to
Section 6.15, until any successor Authenticating Agent for the Bonds is named, and thereafter "Authenticating Agent" shall mean such successor.

            "AUTHORIZED OFFICER": Any officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Trustee, as such list may be amended or supplemented from time to time, and any officer of the Issuer who is authorized to act pursuant to the Deposit Trust Agreement and whose name appears on a list furnished by the Depositor to the Owner Trustee and the Trustee, as such list may be amended or supplemented from time to time.

            "AVAILABLE FUNDS": As defined in Section 1 of the Master Servicing Agreement.

            "BANK": ________________________, a Delaware banking corporation, in its individual capacity and not as Owner Trustee.

            "BANKRUPTCY CODE": The United States Bankruptcy Reform Act of 1978, as amended.

            "BENEFICIAL OWNER": With respect to a Book Entry Bond, the Person who is the beneficial owner of such Book Entry Bond.

            "BOND ACCOUNT": The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3(h)(v) of the Master Servicing Agreement with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Bondholders and designated "Sequoia Mortgage Holdings, Inc. in trust for the registered holders of Sequoia Mortgage Trust 200_-_ Collateralized Mortgage Bonds, Series 200_-_".

            "BOND DISTRIBUTION AMOUNT": As to any Payment Date, an amount equal to the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Class B-1 Interest Payment Amount, (iv) the Class B-1 Principal Payment Amount, (v) the Class B-2 Interest Payment Amount and (vi) the Class B-2 Principal Payment Amount.

            "BOND PAYMENT AMOUNT": As to any Payment Date, an amount equal to the sum of (i) the Senior Interest Payment Amount, (ii) the Senior Principal Payment Amount, (iii) the Class B-1 Interest Payment Amount, (iv) the Class B-1 Principal Payment Amount, (v)


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
the Class B-2 Interest Payment Amount and (vi) the Class B-2 Principal Payment Amount, in each case for such Payment Date.

            "BONDHOLDER" OR "HOLDER": The Person in whose name a Bond is registered in the Bond Register.

            "BOND INSURANCE POLICY": Any financial guaranty insurance policy covering any Bonds or Class of Bonds of any Series.

            "BOND INSURER":  The issuer of any Bond Insurance Policy.

            "BOND INTEREST RATE": The Senior Bond Interest Rate, the Class B-1 Bond Interest Rate or the Class B-2 Bond Interest Rate, as applicable.

            "BOND REGISTER" AND "BOND REGISTRAR": As defined in Section 2.07.

            "BONDS": Any bonds authorized by, and authenticated and delivered under, this Indenture.

            "BOOK ENTRY BONDS": The Bonds shall be registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

            "BUSINESS DAY": Any day other than (i) a Saturday or a Sunday, or
(ii) a day on which banking institutions in the City of New York, New York or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

            "CERTIFICATE INTEREST RATE": As defined in Section 1 of the Master Servicing Agreement.

            "CLASS": Collectively, all of the Bonds bearing the same class designation. The Bonds are divided into Classes as provided in Section 2.03.

            "CLASS B-1 INTEREST CARRYOVER SHORTFALL": The amount by which the sum of (i) the interest at the Class B-1 Bond Interest Rate on the Class B-1 Principal Amount and (ii) the interest at the Class B-1 Bond Interest Rate on any Class B-1 Principal Carryover Shortfall, on each prior Payment Date, exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed.

            "CLASS B-1 BOND INTEREST RATE": With respect to any Interest Accrual Period, the annual rate at which interest accrues on the Class B-1 Bonds as specified in such Bonds and in Section 2.03(c).


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
            "CLASS B-1 INTEREST PAYMENT AMOUNT": As to any Payment Date, the sum of (i) interest at the Class B-1 Bond Interest Rate on the Class B-1 Principal Amount, (ii) interest at the Class B-1 Bond Interest Rate on any Class B-1 Principal Carryover Shortfall, (iii) the Class B-1 Interest Carryover Shortfall and (iv) interest at the Class B-1 Bond Interest Rate on any Class B-1 Interest Carryover Shortfall.

            "CLASS B-1 PERCENTAGE": As to any Payment Date, the percentage equivalent of a fraction the numerator of which is the Class B-1 Principal Amount immediately prior to such date and the denominator of which is the sum of
(i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount,
(iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date.

            "CLASS B-1 PRINCIPAL AMOUNT": As to any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the Senior Class Principal Amount immediately prior to such date, and (ii) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal.

            "CLASS B-1 PRINCIPAL CARRYOVER SHORTFALL": As to any Payment Date, the excess of (i) the Original Class B-1 Principal Amount reduced by all amounts previously distributed to holders of the Class B-1 Bonds as payments of principal or Class B-1 Principal Carryover Shortfall, over (ii) the Class B-1 Principal Amount immediately prior to such date.

            "CLASS B-1 PRINCIPAL PAYMENT AMOUNT": As to any Payment Date, the sum of (i) the Class B-1 Percentage of the sum of (a) the principal portion of the Schedules Payment due on each Pledged Mortgage [on the related Due Date],
(b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period and (ii) any Class B-1 Principal Carryover Shortfall.

            CLASS B-2 BOND INTEREST RATE": With respect to any Interest Accrual Period, the annual rate at which interest accrues on the Class B-2 Bonds as specified in such Bonds and in Section 2.03(c).


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
            "CLASS B-2 INTEREST CARRYOVER SHORTFALL": The amount by which sum of
(i) the interest at the Class B-2 Bond Interest Rate on the Class B-2 Principal Amount and (ii) the interest at the Class B-2 Bond Interest Rate on any Class B-2 Principal Carryover Shortfall, on each prior Payment Date, exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed.

            "CLASS B-2 INTEREST PAYMENT AMOUNT": As to any Payment Date, the sum of (i) interest at the Class B-2 Bond Interest Rate on the Class B-2 Principal Amount, (ii) interest at the Class B-2 Bond Interest Rate on any Class B-2 Principal Carryover Shortfall, (iii) the Class B-2 Interest Carryover Shortfall and (iv) interest at the Class B-2 Bond Interest Rate on any Class B-2 Interest Carryover Shortfall.

            "CLASS B-2 PERCENTAGE": As to any Payment Date, the percentage equivalent of a fraction the numerator of which is the Class B-2 Principal Amount immediately prior to such date and the denominator of which is the sum of
(i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount,
(iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date.

            "CLASS B-2 PRINCIPAL AMOUNT": As to any Payment Date is the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the sum of the Senior Class Principal Amount and the Class B-1 Principal Amount, in each case immediately prior to such date, and (ii) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal.

            "CLASS B-2 PRINCIPAL CARRYOVER SHORTFALL": As to any Payment Date, the excess of (i) the Original Class B-2 Principal Amount reduced by all amounts previously distributed to holders of the Class B-2 Bonds as payments of principal or Class B-2 Principal Carryover Shortfall, over (ii) the Class B-2 Principal Amount immediately prior to such date.

            "CLASS B-2 PRINCIPAL PAYMENT AMOUNT": As to any Payment Date, the sum of (i) the Class B-2 Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date],
(b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period and (ii) any Class B-2 Principal Carryover Shortfall.

            "CLASS INTEREST SHORTFALL": As to any Payment Date, the Senior Interest Shortfall, the Class B-1 Interest Carryover Shortfall or the Class B-2 Interest Carryover Shortfall, as applicable.

            "CLASS PRINCIPAL AMOUNT": The Senior Class Principal Amount, the Class B-1 Principal Amount or the Class B-2 Principal Amount, as applicable.

            "CLASS R CERTIFICATES": Pertaining to either the Class R-LT or the Class R-UT Certificates, as the case may be.

            "CLASS R-LT CERTIFICATE": Any one of the Certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit V.

            "CLASS R-LT DISTRIBUTION AMOUNT": As to any Payment Date, the aggregate amount distributed to the Class R-LT Holder on such Payment Date pursuant to Section 2.03

            "CLASS R-UT CERTIFICATE": Any one of the Certificates executed and authenticated by the Trustee substantially in the form set forth in Exhibit VI.

            "CLASS R-UT DISTRIBUTION AMOUNT": As to any Payment Date, the aggregate amount distributed to the Class R Holder on such Payment Date pursuant to Section 2.03.

            "CLOSING DATE":  ____________ ___, 200__.

            "CODE": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

            "COMMISSION": Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

            "CONTROLLING CLASS": The Class A-1 Bonds or, if the Class A-1 Bonds are no longer Outstanding, the most senior Class of Subordinated Bonds then Outstanding.

            "COOPERATIVE LOAN": As defined in Section 1 of the Master Servicing Agreement.


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
            "COOPERATIVE SHARES": As defined in Section 1 of the Master Servicing Agreement.

            "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at ___________________________________________________, or
at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer, or the principal corporate trust office of any successor Trustee.

            "CORRESPONDING CLASSES OF BONDS": With respect to each Lower-Tier Regular Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Regular Interest in Section 2.18.

            "CUT-OFF DATE":  _____________ ___, 200__.

            "DEBT SERVICE REDUCTION": With respect to any Pledged Mortgage, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Pledged Mortgage which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

            "DEFAULTED PLEDGED MORTGAGE": The meaning specified in Section 8.04(e).

            "DEFICIENT VALUATION": With respect to any Pledged Mortgage, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Pledged Mortgage, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

            "DEFINITIVE BONDS": Bonds other than Book Entry Bonds.

            "DELETED PLEDGED MORTGAGE": As defined in Section 5 of the Master Servicing Agreement.

            "DENOMINATION": With respect to each Bond, the amount set forth on the face thereof as the "Initial Principal Amount of this Bond".

            "DEPOSITOR": Sequoia Mortgage Funding Corporation, a Delaware corporation.


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
            "DEPOSITORY": The initial Depository with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            "DEPOSITORY PARTICIPANTS": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "DEPOSIT TRUST AGREEMENT": The Amended and Restated Deposit Trust Agreement, dated as of ____________ _ _, 200__, between the Bank and the Depositor, creating the Issuer, as such Deposit Trust Agreement may be amended or supplemented from time to time.

            "DETERMINATION DATE": As to any Payment Date, the ___th day of each month or if such ___th day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding Business Day is less than two Business Days prior to the related Payment Date, then the Determination Date shall be the next Business Day preceding the ___th day of such month.

            "DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Trustee pursuant to Section 8.02 in the name of the Trustee for the benefit of the Bondholders and designated "____________________ in trust for registered holders of Sequoia Mortgage Trust 200_-_, Collateralized Mortgage Bonds. Funds in the Distribution Account shall be held in trust for the Bondholders for the uses and purposes set forth in this Indenture.

            "DISTRIBUTION ACCOUNT DEPOSIT DATE": As to any Payment Date, [12:30 p.m. Pacific time] on the Business Day immediately preceding such Payment Date.

            "DUE DATE": The first day of each month.

            "ELIGIBLE ACCOUNT": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Bondholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            "ESCROW ACCOUNT": As defined in Section 1 of the Master Servicing Agreement.

            "EVENT OF DEFAULT": The meaning specified in Section 5.01.

            "EXPENSE RATE": As to each Pledged Mortgage, the sum of the related Servicing Fee Rate, the Master Servicing Fee Rate and Trustee Fee Rate.

            "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

            "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            "FIRREA": The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

            ["FITCH": Fitch Investors Service, L.P., or any successor thereto. For purposes of Section 11.04 the address for notices to Fitch shall be Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004,
Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Issuer and the Master Servicer.]

            "FNMA": The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

            "GRANT": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Pledged Mortgage and related Mortgage Documents, a Permitted Investment, the Master Servicing Agreement, an Insurance Policy, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, condemnation awards, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.


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
            "HIGHEST LAWFUL RATE": The meaning specified in Section 11.18.

            "HOLDER": The holder of Bonds or Class R Certificates issued pursuant to this Indenture.

            "INDENTURE" or "THIS INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

            "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and with the approval of the Trustee, which approval shall not be unreasonably withheld, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

            "INDEX": As to (a) each Pledged Mortgage, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note and (b) either Bond Interest Rate and any Payment Date, the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve Board and most recently available as of 45 days prior to the first day of the month preceding the month in which such Payment Date occurs.

            "INDIRECT PARTICIPANT": A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

            "INDIVIDUAL BOND": A Bond of an original principal amount of $1,000; a Bond of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual Bonds equal to the quotient obtained by dividing such original principal amount by $1,000.

            "INSURANCE POLICY": With respect to any Pledged Mortgage, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            "INSURANCE PROCEEDS": Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            "INSURED EXPENSES": Expenses covered by an Insurance Policy or any other insurance policy with respect to the Pledged Mortgages.

            "INTEREST ACCRUAL PERIOD": With respect to each Class of Bonds and any Payment Date, the calendar month prior to the month of such Payment Date.

            "INTEREST CONVERSION DATE": As to the Pledged Mortgages, the date on which the first Adjustment Date occurs.

            "INTEREST PAYMENT AMOUNT": The Senior Interest Payment Amount, the Class B-1 Interest Payment Amount, the Class B-2 Interest Payment Amount or the Certificate Interest Payment Amount, as applicable.

            "INVESTED AMOUNT": As of any Payment Date, the lesser of (i) the aggregate of the Stated Principal Balances of the Pledged Mortgages, less the sum of (x) the Senior Class Principal Amount, (y) the Class B-1 Principal Amount and (z) the Class B-2 Principal Amount, in each case immediately prior to such date, and (ii) the Original Invested Amount reduced by all amounts previously distributed to the holder of the Class R Certificate in reduction of the Invested Amount.

            "INVESTOR PERCENTAGE": As of any Payment Date, the difference between 100% and the sum of the Senior Percentage, the Class B-1 Percentage and the Class B-2 Percentage for such date.

            "ISSUER": Sequoia Mortgage Trust 200_-_ formed pursuant to the Deposit Trust Agreement.

            "ISSUER ORDER" and "ISSUER REQUEST": A written order or request that is dated and signed in the name of the Issuer by an Authorized Officer and delivered to the Trustee.

            "LETTER AGREEMENT": With respect to the Book Entry Bonds, the letter agreement among the Issuer, the Trustee and the Depository governing book entry transfers of, and certain other matters with respect to, such Book Entry Bonds and attached as Exhibit I hereto.

            "LIQUIDATED PLEDGED MORTGAGE": With respect to any Payment Date, a defaulted Pledged Mortgage (including any REO Property) which was liquidated in the calendar month preceding the month of such Payment Date and as to which the Master Servicer has certified (in accordance with the Master Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Pledged Mortgage including the final disposition of an REO Property.

            "LIQUIDATION PROCEEDS": Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Pledged Mortgages, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

            "LOAN-TO-VALUE RATIO": With respect to any Pledged Mortgage and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Pledged Mortgage at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            "LOWER-TIER A PRINCIPAL BALANCE": At any time, an amount equal to the Class A Principal Balance.

            "LOWER-TIER B PRINCIPAL BALANCE": At any time, an amount equal to the Class B Principal Balance.

            "LOWER-TIER INTEREST": Any one of the Lower-Tier Regular Interests or the Lower-Tier Interest R.

            "LOWER-TIER INTEREST A": An uncertificated "regular interest" in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

            "LOWER-TIER INTEREST B": An uncertificated "regular interest" in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC.

            "LOWER-TIER INTEREST R": The sole class of "residual interest" in the Lower-Tier REMIC and the beneficial ownership of which is evidenced by the Class R-LT Certificate.

            "LOWER-TIER PASS-THROUGH RATE": For the Lower-Tier Interest A and the Lower-Tier Interest B, the per annum rate set forth or calculated in the manner described in Section [2.08.]

            "LOWER-TIER REGULAR INTERESTS": Lower-Tier Interest A or Lower-Tier Interest B.

            "LOWER-TIER REMIC": As described in Section 2.15.

            "MARGIN": As to each Pledged Mortgage, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

            "MASTER SERVICER": _________________________________, a ____________
corporation, as Master Servicer under the Master Servicing Agreement, and its permitted successors and assigns thereunder.

            "MASTER SERVICING AGREEMENT": The master servicing agreement dated as of _____________ , 200__, among the Issuer, the Trustee and the Master Servicer, pursuant to which the Master Servicer will be obligated to manage and supervise the administration and servicing of the Pledged Mortgages securing the Bonds and each Servicer of the Pledged Mortgages, or its successors or assigns, as such agreement may be amended or supplemented from time to time as permitted thereby.

            "MASTER SERVICING FEE": As to each Pledged Mortgage and any Payment Date, an amount equal to one month's interest at the related Master Servicing Fee Rate on the Stated Principal Balance of such Pledged Mortgage or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Pledged Mortgage for the period covered by such payment of interest, subject to reduction as provided in Section 5(a) of the Master Servicing Agreement.

            "MASTER SERVICING FEE RATE": With respect to each Mortgage Loan, _____% per annum.

            "MATURITY": With respect to any Bond, the date on which the entire unpaid principal amount of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

            "MAXIMUM RATE": As to any Pledged Mortgage, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Pledged Mortgage.

            ["MOODY'S": Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 11.04 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: ____________ or such other address as Moody's may hereafter furnish to the Issuer and the Master Servicer.]

            "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

            "MORTGAGE DOCUMENTS": The mortgage documents listed in Section 2(a)(i) of the Master Servicing Agreement pertaining to a particular Pledged Mortgage and any additional documents delivered to the Trustee to be added to the Mortgage Documents pursuant to the Master Servicing Agreement.

            "MORTGAGE NOTE": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Pledged Mortgage.

            "MORTGAGE RATE": The annual rate of interest borne by a Mortgage Note from time to time.

            "MORTGAGED PROPERTY": The underlying property securing a Pledged Mortgage, which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

            "MORTGAGOR": The obligor(s) on a Mortgage Note.

            "NET MORTGAGE RATE": As to any Pledged Mortgage and Payment Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Payment Date reduced by the related Expense Rate.

            "NET INTEREST SHORTFALLS": As to any Payment Date, the amount by which the sum of (i) the amount of interest which would otherwise have been received with respect to any Pledged Mortgage that was the subject of a Relief Act Reduction and (ii) any Prepayment Interest Shortfalls, in each case during the [calendar month] preceding the month of such Payment Date, exceeds the sum of (i) the Master Servicing Fee for such period and (ii) the Certificate Interest Payment Amount, the Invested Amount Payment and any other amounts payable to the holder of the Class R Certificate described in [ ].

            "NONRECOVERABLE ADVANCE": Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer or the related Servicer, as the case may be, that, in the good faith judgment of the Master Servicer or such Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

            "OFFICERS' CERTIFICATE": A certificate signed by two Authorized Officers.

            "OFFICER'S CERTIFICATE OF THE MASTER SERVICER": A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Master Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, as required hereby.

            "OPERATIVE AGREEMENTS": The meaning ascribed thereto in the Deposit Trust Agreement.

            "OPINION OF COUNSEL": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee.

            "OPTIONAL REDEMPTION DATE": With respect to the Bonds which are subject to optional redemption, the date on which Bonds may be redeemed pursuant to Section 10.01.

            "OPTIONAL REDEMPTION RECORD DATE": The meaning specified in Section 10.02.

            "ORIGINAL CLASS B-1 PRINCIPAL AMOUNT":  $____________.

            "ORIGINAL CLASS B-2 PRINCIPAL AMOUNT": $____________.

            "ORIGINAL INVESTED AMOUNT":  $____________.

            "ORIGINAL PLEDGED MORTGAGES": The Pledged Mortgages listed on the Pledged Mortgage Schedule and granted to the Trustee on the Closing Date.

            "ORIGINAL SENIOR CLASS PRINCIPAL AMOUNT": ___________________.

            "ORIGINAL SUBORDINATION AMOUNT": The sum of the Original Subordinated Class Principal Amount and the Original Invested Amount.

            "OTS": The Office of Thrift Supervision.

            "OUTSTANDING": As of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture except:

            (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

            (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

            (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

            (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided for in Section 2.08;

provided, however, that in determining whether the Holders of the requisite percentage of the aggregate Class Principal Amount of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor.

            "OUTSTANDING PLEDGED MORTGAGE": As of any Due Date, a Pledged Mortgage with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Pledged Mortgage prior to such Due Date.

            "OWNER": The meaning ascribed thereto in the Deposit Trust
Agreement.

            "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

            "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Bonds on behalf of the Issuer.

            "PAYMENT DATE": The ___th day of each [calendar month] after the initial issuance of the Bonds or, if such ___th day is not a Business Day, the next succeeding Business Day, commencing in ____________ 200__.

            "PAYMENT DATE STATEMENT": The meaning specified in Section 8.06.

            ["PERIODIC RATE CAP": As to any Pledged Mortgage and any Adjustment Date, the maximum percentage increase or decrease to the related Mortgage Note on any such Adjustment Date, as specified in the related Mortgage Note.]

            "PERMITTED ENCUMBRANCE": Any lien, charge, security interest, mortgage or other encumbrance Granted by the Issuer in the Trust Estate, provided that:

           (i) such lien, charge, security interest, mortgage or encumbrance extends only to a portion of the Trust Estate which is limited to cash deliverable or payable to the Issuer pursuant to Section 8.01 or Section 8.02(d);

           (ii) such lien, charge, security interest, mortgage or other encumbrance secures indebtedness which the Issuer is permitted to incur under the terms of this Indenture; and

           (iii) the beneficiary of such lien, charge, security interest, mortgage or other encumbrance has agreed that in connection with the enforcement thereof it will not bring any Proceeding seeking, or which would result in, the sale of any portion of the Trust Estate and will not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer.

            "PERMITTED INVESTMENTS": At any time, any one or more of the following obligations and securities:

            (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investor's service, Inc. is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency or such lower rating as will not result in a change in the rating then assigned to the Bonds by each Rating Agency;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as will not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as will not result in the downgrading or withdrawal of the ratings then assigned to the Bonds by the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

            "PERSON": Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "PLEDGED ACCOUNTS": The Bond Account and the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Bond Account).

            "PLEDGED MORTGAGE SCHEDULE": The list of Pledged Mortgages (as from time to time amended by the Master Servicer to reflect the addition of Replacement Pledged Mortgages and the deletion of Deleted Pledged Mortgages pursuant to the provisions of the Master Servicing Agreement) Granted to the Trustee pursuant to the provisions hereof as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Schedule I.

            "PLEDGED MORTGAGES": Such of the mortgage loans Granted to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Estate (including any REO Property), the mortgage loans so held being identified in the Pledged Mortgage Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

            "POOL STATED PRINCIPAL BALANCE": As to any Payment Date, the aggregate of the Stated Principal Balances of the Pledged Mortgages which were Outstanding Pledged Mortgages on the Due Date in the month preceding the month of such Payment Date.

            "PREDECESSOR BONDS": With respect to any particular Bond of a Class, every previous Bond of that Class evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

            "PREPAYMENT INTEREST SHORTFALL": As to any Payment Date, Pledged Mortgage and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            "PREPAYMENT PERIOD": As to any Payment Date, the [calendar month] preceding the month of such Payment Date.

            "PRIMARY MORTGAGE INSURANCE POLICY": Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Pledged Mortgage.

            "PRINCIPAL PREPAYMENT": Any payment of principal by a Mortgagor on a Pledged Mortgage that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "PRINCIPAL PREPAYMENT IN FULL": Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Pledged Mortgage.

            "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

            "PROPRIETARY LEASE": As defined in Section 1 of the Master Servicing Agreement.

            "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated _________ ___, 200__ relating to the Bonds.

            "PURCHASE PRICE": With respect to any Pledged Mortgage required to be purchased by the Master Servicer pursuant to Section 2(a)(ii) or 2(d)(iii) of the Master Servicing Agreement or purchased at the option of the Master Servicer pursuant to Section 3(n) of the Master Servicing Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Pledged Mortgage on the date of such purchase, and (ii) accrued interest thereon at the applicable Adjusted Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Bondholders.

            "RATING AGENCY": Each of [ ] and [ ]. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            "REALIZED LOSS": With respect to each Liquidated Pledged Mortgage, an amount (not less than zero or more than the Stated Principal Balance of the Pledged Mortgage) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Pledged Mortgage as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Bondholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Pledged Mortgage from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Pledged Mortgage. With respect to each Pledged Mortgage which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Pledged Mortgage outstanding immediately prior to such Deficient Valuation and the principal balance of the Pledged Mortgage as reduced by the Deficient Valuation. With respect to each Pledged Mortgage which has become the subject of a Debt Service Reduction and any Payment Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

            "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of, or interest on, any Bonds (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last day of the month preceding the month of such Payment Date.

            "REDEMPTION DATE": Any Optional Redemption Date or any Payment Date on which Bonds may be redeemed.

            "REDEMPTION PRICE": With respect to any Class of Bonds to be redeemed, an amount equal to 100% of the related Class Principal Amount of the Bonds (including, in the case of the Subordinated Bonds, any unpaid Subordinated Principal Carryover Shortfall) to be so redeemed, together with interest on such amount at the applicable Bond Interest Rate through the last day of the month immediately preceding the month in which such Redemption Date occurs, together with any unpaid Class Interest Shortfalls.

            "REFINANCING PLEDGED MORTGAGE": Any Pledged Mortgage originated in connection with the refinancing of an existing mortgage loan.

            "RELIEF ACT": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            "RELIEF ACT REDUCTIONS": With respect to any Payment Date and any Pledged Mortgage as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Pledged Mortgage for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

            "REMIC": A "real estate mortgage investment conduit," as such term is defined in the Code.

            "REMIC PROVISIONS": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of

Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

            "REO PROPERTY": A Mortgaged Property acquired by the Trustee through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Pledged Mortgage.

            "REPLACEMENT PLEDGED MORTGAGE": A Mortgage Loan substituted by the Master Servicer for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit C to the Master Servicing Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a Mortgage Rate based upon the same Index and a Margin at least equal to and not greater than 50 basis points higher than that of the Deleted Mortgage Loan; (v) have a Mortgage Rate subject to a Periodic Rate Cap and Maximum Rate that are no less than those applicable to the Deleted Mortgage Loan; (vi) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan; (vii) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (ix) comply with each representation and warranty set forth in Section 2(d)(ii) of the Master Servicing Agreement; and
(x) shall be accompanied by an Opinion of Counsel that such Replacement Pledged Mortgage would not adversely affect the REMIC status of the Trust Estate or would not otherwise be prohibited by this Indenture.

            "REQUEST FOR RELEASE": The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits C and D to the Master Servicing Agreement, as appropriate.

            "RESPONSIBLE OFFICER": With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "S&P": Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. For purposes of Section 11.04 the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

            "SAIF": The Savings Association Insurance Fund, or any successor thereto.

            "SALE": The meaning specified in Section 5.18(a).

            "SCHEDULED PAYMENT": The scheduled monthly payment on a Pledged Mortgage due on any Due Date allocable to principal and/or interest on such Pledged Mortgage which, unless otherwise specified in the Master Servicing Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Pledged Mortgage.

            "SECURITIES ACT": The Securities Act of 1933, as amended.

            "SENIOR BOND INTEREST RATE": With respect to any Interest Accrual Period, the annual rate at which interest accrues on the Senior Bonds as specified in such Bonds and in Section 2.03(c).

            "SENIOR BONDS": The Class A-1 Bonds.

            "SENIOR CLASS PRINCIPAL AMOUNT": As of any Payment Date, the Original Senior Class Principal Amount reduced by all amounts previously distributed to Holders of the Senior Bonds as payments of principal.

            "SENIOR INTEREST PAYMENT AMOUNT": As to any Payment Date, the sum of
(i) one month's interest accrued during the related Interest Accrual Period at the Senior Bond Interest Rate on the Senior Class Principal Amount, subject to reduction pursuant to Section 2.03(d) and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such prior Payment Dates and not subsequently distributed.

            "SENIOR INTEREST SHORTFALL": As to any Payment Date, the amount by which the amount described in clause (i) of the definition of Senior Interest Payment Amount exceeds the amount of interest actually paid on the Senior Bonds on such Payment Date pursuant to such clause (i).

            "SENIOR PERCENTAGE": As to any Payment Date, the percentage equivalent of a fraction the numerator of which is the Senior Class Principal Amount immediately prior to such date and the denominator of which is the sum of
(i) the Senior Class Principal Amount, (ii) the Class B-1 Principal Amount,
(iii) the Class B-2 Principal Amount and (iv) the Invested Amount, in each case immediately prior to such date.

            "SENIOR PRINCIPAL PAYMENT AMOUNT": As to each Payment Date, the Senior Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date,

(d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date,
(e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage, and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period.

            "SERVICER": Any person with which the Master Servicer has entered into a Servicing Agreement for the servicing of all or a portion of the Pledged Mortgages pursuant to Section 3(b) of the Master Servicing Agreement.

            "SERVICER ADVANCE": The meaning ascribed to such term in Section 3(h)(iv) of the Master Servicing Agreement.

            "SERVICING ADVANCES": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any expenses reimbursable to the Master Servicer pursuant to Section 3(n) of the Master Servicing Agreement and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3(l) of the Master Servicing Agreement.

            "SERVICING AGREEMENT": Any agreement between the Master Servicer and related Servicer relating to servicing and/or administration of certain Pledged Mortgages as provided in Section 3(b) of the Master Servicing Agreement.

            "SERVICING DEFAULT": As defined in the Master Servicing Agreement.

            "SERVICING FEE": As to each Pledged Mortgage and any Payment Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Pledged Mortgage.

            "SERVICING FEE RATE": With respect to any Pledged Mortgage, the per annum rate set forth in the Pledged Mortgage Schedule for such Pledged Mortgage.

            "SERVICING OFFICER": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Pledged Mortgages whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to the Master Servicing Agreement, as such list may from time to time be amended.

            "STATED MATURITY": With respect to any and all Bonds
_________________.

            "STATED PRINCIPAL BALANCE": As to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Pledged Mortgage) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

            "SUBORDINATED BOND INTEREST RATE": With respect to any Interest Accrual Period, the annual rate at which interest accrues on the Subordinated Bonds as specified in such Bonds and in Section 2.03(c).

            "SUBORDINATED BONDS": The Class B-1 and the Class B-2 Bonds.

            "SUBORDINATED CLASS PRINCIPAL AMOUNT": As of any Payment Date, the Original Class B-1 and Class B-2 Principal Amounts reduced by all amounts previously distributed to Holders of the Subordinated Bonds as payments of principal.

            "SUBSTITUTION ADJUSTMENT AMOUNT": The meaning ascribed to such term pursuant to Section 2(d)(iv) of the Master Servicing Agreement.

            "SUCCESSOR MASTER SERVICER": A Person appointed by the Trustee who succeeds either the Trustee or the Master Servicer, pursuant to the applicable provisions of the Master Servicing Agreement.

            "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Bondholders as of any particular time (including, without limitation, all property and interests Granted to the Trustee), including all proceeds thereof.

            "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

            "TRUSTEE": ______________________________, a banking corporation organized and existing under the laws of _________________________________, and any Person succeeding as Trustee hereunder pursuant to Section 6.12 or any other applicable provision hereof.

            "TRUSTEE FEE": As to any Payment Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Payment Date.

            "TRUSTEE FEE RATE": With respect to each Pledged Mortgage, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Issuer.

            "TRUSTEE MORTGAGE FILE": With respect to each Pledged Mortgage, the original documents and instruments relating thereto to be retained in the custody and possession of the Trustee, as set forth and enumerated in Section 2(a) of the Master Servicing Agreement.

            "UPPER-TIER INTEREST R": The sole class of "residual interest" in the Upper-Tier REMIC and the beneficial ownership of which is evidenced by the Class R-UT Certificate.

            "UPPER-TIER REMIC": As described in Section 2.15.

            "WITHDRAWAL DATE": The ___th day of each month, or if such day is not a Business Day, the next preceding Business Day.

                                   ARTICLE II

                                    THE BONDS

SECTION 2.01. FORMS GENERALLY.

            The Bonds and the Trustee's certificate of authentication shall be in substantially the form required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

            The Definitive Bonds may be produced in any manner determined by the officers executing such Bonds, as evidenced by their execution thereof; provided, however, that in the event the Bonds are listed on any securities exchange, the Bonds shall be produced in accordance with the rules of any securities exchange on which the Bonds may be listed.

SECTION 2.02. FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION.

            (a) The form of Bond which is a Senior Bond is attached hereto as
Exhibit II.

            (b) The form of Bond which is a Class B-1 Bond is attached hereto as
Exhibit III.

            (c) The form of Bond which is a Class B-2 Bond is attached hereto as
Exhibit IV.

            (d) The form of Class R Certificate which is a Class R-LT Certificate is attached hereto as Exhibit V.

            (e) The form of Class R Certificate which is a Class R-UT Certificate is attached hereto as Exhibit VI.

            (f) The form of the Trustee's certificate of authentication is as follows:

            "This is one of the Bonds referred to in the within mentioned Indenture. as Trustee

            By:

            Authorized Signatory"

            (g) The form of assignment is as follows:

            "FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
    (Please insert Social Security or other Identifying Number of Assignee)

________________________________________________________________________________

________________________________________________________________________________
         (Please print or type name and address of Assignee)

________________________________________________________________________________

the within Bond of Sequoia Mortgage Trust 200_-_, and does hereby irrevocably constitute and appoint __________ Attorney to transfer such Bond on the books of the within named trust, with full power of substitution in the premises.

Dated: _________________________________________________________________________

            Notice: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever. The signature must be guaranteed by a member of a signature guaranty medallion program. Notarized or witnessed signatures are not acceptable."

            [(h) The Bonds shall have a Statement of Insurance printed thereon or attached thereto which essentially sets forth the terms of the Bond Insurance Policy.]

SECTION 2.03. BONDS ISSUABLE IN CLASSES; PROVISIONS WITH RESPECT TO PRINCIPAL AND INTEREST PAYMENTS.

            (a) General.

            The Bonds shall be designated generally as the Sequoia Mortgage Trust _________, "Collateralized Mortgage Bonds" of the Issuer. Each Bond shall bear upon the face thereof the designation so selected for the Class to which it belongs.

            Bonds of each Class shall constitute Book Entry Bonds as defined in
Section 2.13 hereof. The aggregate principal amount of Bonds that may be authenticated and delivered under the Indenture is unlimited.

            All of the Bonds shall be issued in the appropriate forms attached as Exhibits hereto with such additions and completions as are appropriate for each such Class.

            The Class A-1 Bonds shall constitute the sole Class of Senior Bonds and the Class B-1 Bonds and the Class B-2 Bonds shall constitute the sole Classes of Subordinated Bonds.

            The final installments of principal of the Classes of Bonds shall have the Stated Maturity specified above. The principal of each Bond shall be payable in installments ending no later than the Stated Maturity of the final installment of the principal thereof unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond and then to the principal thereof.

            (b) Payments of Principal of and Interest on the Bonds.

            On each Payment Date, the Trustee shall withdraw the Bond Payment Amount from the Distribution Account and apply such funds to payments on the Bonds in the following order of priority and, in each case, to the extent of funds remaining:

            (i) to the Senior Bonds, an amount allocable to interest equal to the Senior Interest Payment Amount for such Payment Date;

            (ii) to the Senior Bonds, an amount allocable to principal equal to the Senior Principal Payment Amount for such Payment Date;

            (iii) to the Class B-1 Bonds, an amount allocable to interest equal to the Class B-1 Interest Payment Amount for such Payment Date;

            (iv) to the Class B-1 Bonds, an amount allocable to principal equal to the Class B-1 Principal Payment Amount for such Payment Date;

            (v) to the Class B-2 Bonds, an amount allocable to interest equal to the Class B-2 Interest Payment Amount for such Payment Date; and

            (vi) to the Class B-2 Bonds, an amount allocable to principal to the Class B-2 Principal Payment Amount for such Payment Date.

            (vii) to the Class R Holders, pro rata, any remaining balance; provided, however, that any balance remaining for distribution after the exercise by the Class R-LT Holder of its option to terminate the Trust Estate under Section 10.01 shall be distributed to the Class R-LT Holder; and provided further that the aggregate amounts distributed on account of principal to the Senior and Subordinated Bondholders (whether out of the Bond Distribution Amount or the Bond Insurance Policy) shall not exceed the Original Senior Class, Class B-1 and Class B-2 Amount, respectively.

            (c) Calculation of the Bond Interest Rate.

            (i) The Bond Interest Rate for the Senior Bonds (the "Senior Bond Interest Rate") and any Interest Accrual Period will equal ______________;

            (ii) The Bond Interest Rate for the Class B-1 Bonds (the "Class B-1 Bond Interest Rate") and any Interest Accrual Period will equal
___________________;

            (iii) The Bond Interest Rate for the Class B-2 Bonds (the "Class B-2 Bond Interest Rate") and any Interest Accrual Period will equal _______________; and

            (iv) The Senior Interest Payment Amount, the Class B-1 Interest Payment Amount and the Class B-2 Interest Payment Amount shall each be calculated on the basis of a 360-day year of twelve 30-day months.

            (d) Reduction of Interest Payment Amounts.

            With respect to each Payment Date, the amounts referred to in clause
(i) of the definition of Senior Interest Payment Amount and clauses (i) and (ii) of the definitions of Class B-1 Interest Payment Amount and Class B-2 Interest Payment Amount, as applicable, for such Payment Date shall be reduced by the applicable Class' pro rata share (based on the Interest Payment Amount for such Class before reduction pursuant to this Section 2.03(d)) of Net Interest Shortfalls.

            (e) Pro Rata Payments.

            All payments on the Bonds of any Class shall be made pro rata among all Bonds of such Class.

            (f) Payments to the Senior Bondholders provided for in (b) of this
Section 2.03 shall be paid, on each Payment Date after the Subordinated Class Principal Amount and the Invested Amount have been reduced to zero and where the Senior Interest Payment Amount and the Senior Principal Payment Amount exceed the Available Funds, by the Bond Insurer.

SECTION 2.04. DENOMINATIONS.

            Each Class of Book Entry Bonds shall be evidenced initially by a single Bond representing the entire aggregate Class Principal Amount of such Class of Bonds as of the Closing Date, beneficial ownership of which may be held in denominations of $25,000 and increments of $1,000 in excess thereof for all Bonds. All of the Book Entry Bonds shall be initially registered on the Bond Register in the name of Cede & Co., the nominee of the Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the event of Book Entry Termination. The minimum beneficial ownership which may be held for a Class R-LT or Class R-UT Certificate shall be 100% of the amount specified on the face thereof.

SECTION 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Bonds shall be executed by an Authorized Officer of the Issuer. The signature of such officer on the Bonds may be manual or facsimile.

            Bonds bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Bonds or did not hold such office at the date of such Bonds.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

            Each Bond authenticated on the Closing Date shall be dated the Closing Date. All other Bonds which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

            No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

SECTION 2.06. TEMPORARY BONDS.

            So long as the Book Entry Bonds are held by the Depository for the Participants in book-entry form, they may be typewritten or in any other form acceptable to the Issuer, the Trustee and the Depository. At any time during which the Book Entry Bonds are not held by the

Depository for the Participants in book-entry form, the Definitive Bonds shall be lithographed or printed with steel engraved borders.

            Pending the preparation of Definitive Bonds, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they may be so issued and with such variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

            If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of definitive Bonds of the same Class and of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds of the same Class.

SECTION 2.07. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

            (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

            (b) At any time the Trustee is not also the Bond Registrar, the Trustee shall be a co-Bond Registrar. The Issuer shall cause each co-Bond Registrar to furnish the Bond Registrar, promptly after each authentication of a Bond by it, appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds so held.

            (c) Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount and Class.

            (d) At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount and Class, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

            (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

            (f) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            (g) No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.08 not involving any transfer.

            (h) No transfer of a Class B Bond or a Class R-LT or Class R-UT Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act of 1933, as amended (the "Act"). If such a transfer is to be made in reliance upon an exemption from the Act, (i) the Trustee shall, if not otherwise directed by the Depositor, require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act or is being made pursuant to the Act, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a certification, substantially in the form of Exhibit IX hereto, acceptable to and in form and substance satisfactory to the Trustee setting forth the facts surrounding such transfer; provided that such Opinion of Counsel shall not be required in the case of transfers by or to the Depositor, Redwood Trust, Inc., RWT Holdings or any of their wholly-owned subsidiaries. Such Opinion of Counsel and certification shall not be an expense of the Trustee, the Depositor or the Master Servicer. The Trustee, the Master Servicer and the Depositor may, without the consent of any Bondholder, add provisions (which shall include a form of certificate to be attached hereto as an exhibit that must be delivered by the proposed transferee) to this Section 2.07(h) to permit transfers pursuant to Rule 144A of the Securities and Exchange Commission, in which case transfers pursuant to such provisions shall not require an Opinion of Counsel.

            (i) No transfer (exclusive of any transfer to a Depository or a securitization trustee) of a Class B Bond or a Class R-LT or Class R-UT Certificate shall be made unless the Trustee shall have received either (i) a representation letter (substantially in the form attached hereto as Exhibit X) from the transferee of such Class R Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code, nor a Person acting on behalf of any such plan or arrangement or acquiring such Class R Certificate with funds of such a plan or arrangement (including without limitation any insurance company using funds that may constitute "plan assets"), which representation letter shall not be an expense of the Trustee, the Depositor or the Master Servicer, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan or other retirement plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or arrangement, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class R Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation in addition to those undertaken in this Indenture, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

            (j) Notwithstanding anything to the contrary contained herein, unless and until the Trustee shall have received an Opinion of Counsel that is Independent, satisfactory in form and substance to the Trustee, to the effect that the absence of the transfer restrictions contained in this Section 2.07(j) would not result in the imposition of federal income tax upon the Trust Estate or cause the Trust Estate to fail to qualify as two REMICs, no transfer, sale or other disposition of the Class R-LT or Class R-UT Certificate (including a beneficial interest therein) may be made without the express written consent of the Trustee.

            (k) As a condition to the granting of the consent referred to in
Section 2.07(j), prior to the transfer, sale or other disposition of the Class R-LT or Class R-UT Certificate, the Trustee shall require that the proposed transferee deliver to the Trustee an affidavit stating that as of the date of such transfer (i) such transferee is not and has no intention of becoming either
(A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under the Code and, except in the case of the FHLMC, a majority of the board of directors of which corporation is not selected by the United States, any state or political subdivision thereof), (B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of section 1381(a)(2)(C) of the Code) (any Person described in (A),
(B), or (C) being
referred to herein as a "Disqualified Organization"), (ii) such transferee is not acquiring such Class R Certificates as an agent, broker, nominee, or middleman for a Disqualified Organization and (iii) such transferee is not a Non-U.S. Person. A Responsible Officer of the Trustee shall not grant the consent referred to in Section 2.07(j) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of such Class R Certificates to a Disqualified Organization or Non-U.S. Person, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization or Non-U.S. Person shall not be deemed to be a Holder of such Class R Certificates for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificates. If any purported transfer shall be in violation of the provisions of Section 2.07(j), then the prior Holder of such Class R Certificates shall, upon discovery that the transfer of such Class R Certificates was not in fact permitted in Section 2.07(j), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Class R Certificates. The Trustee, the Depositor and the Master Servicer shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by Section 2.07(j) or for the Payment Agent making payments due on any such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Indenture so long as the transfer was registered under the written certification of the Trustee as described in Section 2.07(j). The prior Holder shall be entitled to recover from any purported Holder of any such Class R Certificate that was in fact not a permitted transferee under Section 2.07(j) at the time it became a Holder all payments made on such Class R Certificate; provided that neither the Depositor, the Master Servicer nor the Trustee shall be responsible for such recovery if they otherwise made a good faith effort to comply with this
Section 2.07(k). Each such Class R Holder, by the acceptance of a Class R-LT or Class R-UT Certificate, shall be deemed for all purposes to have consented to the provisions of Section 2.07(j) and to any amendment of this Indenture deemed necessary by counsel of the Trustee, as evidenced by an Opinion of Counsel, to ensure that either such Class R Certificate is not transferred to a Disqualified Organization or Non-U.S. Person and that any transfer of such Class R Certificate will not cause the imposition of a tax upon the Trust Estate or cause the Trust Estate to fail to qualify as two REMICs. The restrictions on transfer of either such Class R Certificate will cease to apply and be void upon receipt by the Trustee of the Opinion of Counsel as described in Section 2.07(j) or shall be modified as indicated in such Opinion of Counsel. If any Person that is not permitted to acquire any beneficial interest in a Class R-LT or Class R-UT Certificate under this Section 2.07(k) acquires any beneficial interest in a Class R-LT or Class R-UT Certificate in violation of the restrictions in this
Section 2.07(k), then the Trustee, based on information provided to it by the Master Servicer and/or the Depositor, will provide to the Internal Revenue Service, and to the persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e)(5) of the Code on transfers of residual interests to disqualified organizations. The Trustee shall be entitled to be reimbursed by such Person for the cost of providing such information.

SECTION 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

            If (1) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond and (2) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

            Upon the issuance of any new Bond under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

SECTION 2.09. PAYMENTS OF PRINCIPAL AND INTEREST.

            (a) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility for such credits and disbursements.

            Each payment of principal of and interest on a Definitive Bond shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date or Optional Redemption Record Date, for such Payment Date or Optional Redemption Date, by check mailed to such Person's address as it appears in the Bond Register on such Record Date or the Optional Redemption Record Date, except for the final installment of principal payable with respect to such Bond, which shall be payable as provided in Section 2.09(b).

            All payments of principal of and interest on the Bonds shall be made only from the Trust Estate and any other assets of the Issuer, and each Holder of the Bonds, by its acceptance of the Bonds, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither the Owner Trustee in its individual capacity, the Owner nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable, or performance due, under the Bonds or this Indenture.

            (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date or Optional Redemption Date shall be binding upon all Holders of such Bond and any Bond issued upon transfer thereof or in exchange therefor or in lieu thereof. The final installment of principal of each Bond (including the Redemption Price of any Bond called for optional redemption, if such optional redemption will result in payment of the entire unpaid principal amount of any such Bond) shall be payable only upon presentation and surrender thereof on or after the Payment Date or Optional Redemption Date therefor at the office or agency of the Issuer maintained by it for such purpose in the Borough of Manhattan, the City of New York, State of New York, pursuant to Section 3.02. Whenever the Trustee expects that the entire remaining unpaid principal amount of any Bond will become due and payable on the next Payment Date, it shall, no later than five days prior to such Payment Date, mail or cause to be mailed to the Holder of each Bond as of the close of the business on such otherwise applicable Record Date a notice to the effect that:

            (i) the Trustee expects that funds sufficient to pay such final installment will be available in the Distribution Account on such Payment Date; and

            (ii) if such funds are available, such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice).

            Notices in connection with optional redemptions of Bonds shall be mailed to Holders in accordance with Section 10.02.

SECTION 2.10. PERSONS DEEMED OWNERS.

            Prior to due presentment for registration of transfer of any Bond, the Issuer, [the Bond Insurer], the Trustee, any Agent and any other agent of the Issuer, [the Bond Insurer], or the Trustee shall treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date or Optional Redemption Record Date for the purpose of receiving payments of the principal of, and interest on, such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is overdue, and neither the Issuer, [the Bond Insurer], the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 2.11. CANCELLATION.

            All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

SECTION 2.12. AUTHENTICATION AND DELIVERY OF BONDS.

            The Bonds may be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee, upon Issuer Request and upon receipt by the Trustee of the following:

            (a) an Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying the Classes, the Stated Maturity of the final installment of principal, the principal amount and the Bond Interest Rate, of each Class of such Bonds to be authenticated and delivered;

            (b) an Issuer Order authorizing the execution and delivery of this Indenture;

            (c) One or more Opinions of Counsel addressed to the Trustee, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Trustee, and to the effect that:

                  (i) all instruments furnished to the Trustee by the Issuer pursuant to this Section 2.12 in connection with the Bonds conform in all material respects to the requirements of this Indenture and constitute all the documents required to be delivered under this Section 2.12 for the Trustee to authenticate and deliver the Bonds (counsel rendering such opinion or opinions need not express any opinion as to whether the Pledged Mortgages Granted to the Trustee as security conform to the requirements of this Indenture);

                  (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Bonds have been complied with in all material respects (counsel rendering such opinion or opinions need not express any opinion as to the matters set forth in the parenthetical clause at the end of paragraph (i) above or as to whether the amount of cash or other collateral, if any, delivered to the Trustee pursuant to any subsection of this
Section 2.12 is the requisite amount);

                  (iii) the Bank has corporate power to execute and deliver the Deposit Trust Agreement, the Deposit Trust Agreement authorizes the Issuer to execute and deliver the Bonds and this Indenture, and to issue the Bonds, and the Owner Trustee has duly taken all necessary action under the Deposit Trust Agreement for those purposes;

                  (iv) the Issuer is a statutory business trust created under the laws of the State of Delaware and duly authorized by the Deposit Trust Agreement;

                  (v) assuming due authorization, execution and delivery thereof by the Trustee, this Indenture will be the legally valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                  (vi) the Bonds, when issued, delivered, authenticated and paid for, will be the legally valid and binding obligations of the Issuer, entitled to the benefits of this Indenture, and enforceable against the Issuer in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                  (vii) assuming due execution and delivery thereof by the Trustee and by the Master Servicer, the Master Servicing Agreement constitutes the legally valid and binding obligation of the Master Servicer and of the Issuer, respectively, enforceable against the Master Servicer and the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                  (viii) the Mortgage Notes included in the Original Pledged Mortgages have been duly and validly assigned, delivered and pledged to the Trustee to the extent contemplated by this Indenture, and this Indenture together with such assignment, delivery and pledge to the Trustee, creates as security for the Bonds a valid and perfected security interest of first priority in such Mortgage Notes, except to the extent limited in the event (A) the Trustee relinquishes possession of any such Mortgage Note, (B) the Depositor, the Issuer, the Master Servicer or any Servicer transfers any such Mortgage Note or the related Mortgage to a bona fide purchaser for value without notice prior to notification to the Mortgagor of the assignment to the Trustee of such Mortgage Note or due recordation of the Assignment to the Trustee of the related Mortgage or (C) the Depositor, the Issuer, the Master Servicer or any Servicer discharges any such Mortgage Note or the related Mortgage prior to such notification or recordation; the Mortgages delivered to the Trustee with the Original Mortgage Notes will continue to secure the Mortgage Notes included in the Original Pledged Mortgages, as though, and to the same extent as if, such Mortgage Notes had not been assigned, delivered and pledged; and it is not necessary to record or file this Indenture or to take any other action, except as set forth above, in order to make effective the lien and security interest created by this Indenture in the Mortgage Notes included in the Original Pledged Mortgages;

                  (ix) this Indenture has been duly qualified under the TIA; and

                  (x) the Issuer's registration statement with respect to the Bonds has become effective under the Securities Act of 1933, as amended, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of such registration statement has been issued and is in effect under such act and no proceedings for that purpose have been instituted or are pending under such act.

            In rendering the opinions set forth above, such counsel may rely upon officers' certificates of the Depositor, the Owner Trustee, the Issuer, any Servicer, the Master Servicer and the Trustee, without independent confirmation or verification, as to the following matters and as to such other matters as shall be reasonably acceptable to the Trustee: (A) the accuracy of the descriptions of the Mortgage Notes included in the Original Pledged Mortgages and the conformity thereof to the descriptions in this Indenture, (B) the ownership by Sequoia Mortgage Funding Corporation, the Depositor and the Issuer of such Mortgage Notes free and clear of any lien, claim, charge or interest of any kind of any third party, (C) the physical delivery of such Mortgage Notes to the Trustee, (D) the absence of any evidence appearing on any such Mortgage Note of any right or interest inconsistent with the opinions expressed, and (E) the form of endorsement approved by such counsel having been made on each such Mortgage Note. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the perfection of the security interest in any collateral not governed by Article 9 of the Uniform Commercial Code of the State of California, (B) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests which arise by operation of law and which do not require any filing or similar action in order to take priority over a perfected security interest or (C) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974, as amended).

            (d) an Officers' Certificate complying with the requirements of
Section 11.01 and stating that:

                  (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

                  (ii) the Issuer is the owner of each Original Pledged Mortgage, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Pledged Mortgage (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Original Pledged Mortgage to the Trustee;

                  (iii) the information set forth in the Pledged Mortgage Schedule attached as Schedule A to this Indenture is true and correct in all material respects as of the Closing Date;

                  (iv) the Issuer has Granted to the Trustee all of its right, title and interest in each Pledged Mortgage;

                  (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and (vi) attached thereto is a true and correct copy of letters signed by the Rating Agencies confirming that the Senior Bonds have been rated AAA by [ ] and [ ] and that the Class B-1 Bonds have been rated [ ] by [ ].

            (e) An executed counterpart of the Master Servicing Agreement.

            (f) A certificate of one or more Independent Persons, whose regular business activity includes valuing securities and mortgage loans similar to the Original Pledged Mortgages, of the fair value of the Original Pledged Mortgages, which fair value, as so certified, will be equal to or in excess of the sum of the Original Senior Class Principal Amount and the Original Subordinated Class Principal Amount, and which determination of fair value shall be as of a date not earlier than three Business Days prior to the Closing Date.

SECTION 2.13. MATTERS RELATING TO BOOK ENTRY BONDS.

            (a) If the Bonds are listed on any stock exchange at any time after the Closing Date, the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Bonds in substantially the same form as the Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Bonds on such exchange. Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Bonds in such revised form to the same extent as temporary Bonds are exchangeable for Definitive Bonds pursuant to Section 2.06.

            (b) Each Class of Book Entry Bonds will be issued in the form of a single typewritten bond certificate (each, a "DTC Certificate") to be delivered to the Depository by the Issuer substantially in the respective forms for each such Class attached as Exhibits hereto. The DTC Certificate for each such Class of Book Entry Bonds shall be initially registered on the Bond Register in the name of the nominee of such Depository and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section
2.14. Pursuant to the Letter Agreement, while each Class of the Book Entry Bonds remains outstanding and such Depository remains the Holder, it will agree to make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the Book Entry Bonds until and unless the Trustee authenticates and delivers Definitive Bonds to the Beneficial Owners of the Book Entry Bonds or their nominees, as described in Section 2.14.

            (c) Prior to Book Entry Termination, each Class of Book Entry Bonds will remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book Entry Bonds may not be transferred by the Trustee or the Bond Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book Entry Bonds; (iii) ownership and transfers of registration of the Book Entry Bonds on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and interest participating firms as representatives of the Beneficial Owners of the Book Entry Bonds for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

            All transfers by Beneficial Owners of Book Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book Entry Bonds of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

SECTION 2.14. TERMINATION OF BOOK ENTRY SYSTEM.

            (a) The book entry system through the Depository with respect to any Class of Book Entry Bonds may be terminated upon the happening of any of the following:

            (i) The Depository or the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Trustee and the Issuer;

            (ii) The Issuer at its option advises the Trustee in writing that it elects to terminate the book entry system through the Depository; or

            (iii) After the occurrence of an Event of Default (at which time the Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Depository of such Event of Default when such notice shall be given pursuant to Section 6.02), the Beneficial Owners of a majority in aggregate Class Principal Amount of the Book Entry Bonds together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Beneficial Owners.

            (b) Upon the occurrence of any event described in subsection (a) above, the Trustee shall notify all Beneficial Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Bond certificates to Beneficial Owners requesting the same, in an aggregate Class Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest, if any, and previous calls for redemption. Definitive Bond certificates shall be issued only upon surrender to the Trustee of the Book Entry Bond by the Depository, accompanied by registration instructions for the Definitive Bond certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bond certificates, all references herein to obligations imposed upon or to be performed by the Depository shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

SECTION 2.15. REMIC ELECTIONS

            The Depositor hereby directs the Trustee to sign two initial tax returns which shall cause the Trust Estate to elect for federal income tax purposes to consist of two REMICs. This Indenture shall be construed so as to carry out the intention of this Indenture that the Lower-Tier REMIC shall consist of all of the assets constituting the Trust Estate and shall be evidenced by the Lower-Tier Regular Interests (which will be uncertificated and will represent the "regular interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions) and the Lower-Tier Interest R (which will represent the single "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions). In addition, the Upper-Tier REMIC at all times prior to the date on which final payment is made (or made available on demand) to the Holders of any [Class A and Class B] Bonds shall consist of the Lower-Tier Regular Interests and shall be evidenced by the [Class A and Class B] Bonds (which will represent the "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions) and the Upper-Tier Interest R (which will represent the single "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions). The Class R-LT Certificate shall represent beneficial ownership of the Lower-Tier Interest R and the Class R-UT Certificate shall represent beneficial ownership of the Upper-Tier Interest R. The Closing Date is hereby designated as the "startup day" of such REMIC within the meaning of
Section 860G(a)(9) of the Code. The Trustee will apply for an Employee Identification Number for the Upper-Tier REMIC and for the Lower-Tier REMIC from the Internal Revenue Service on Form SS-4 or any other acceptable method for all tax entities.

SECTION 2.16. REMIC TAX ACCOUNTING MATTERS

            The tax year of the Upper-Tier REMIC and the Lower-Tier REMIC shall be the calendar year, and the Trust Estate shall use the accrual method of reporting income and loss.

SECTION 2.17. REMIC CERTIFICATE MATURITY DATE

            All regular interests in the Lower-Tier and Upper-Tier REMICs created hereby will be retired on or before the Payment Date in [______ 20__.]

SECTION 2.18. LOWER-TIER REMIC

            Principal of and interest on the Lower-Tier Regular Interests and the Lower-Tier Interest R shall be allocated to the Corresponding Class of Bonds in the manner set forth in the following table:

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01. PAYMENT OF BONDS.

            The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds in accordance with the terms of the Bonds and this Indenture.

SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY.

            The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, Bonds may be so presented and surrendered, and such notices and demands may be made or served, at the office of ___________________________________________ at ________________________________.

            The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in the City of New York, the State of New York or at the Corporate Trust Office of the Trustee and (iii) any designation of an office or agency for payment of Bonds shall be subject to Section 3.03. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

            All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the Distribution Account pursuant to Section 8.02(c) or Section 5.08 shall be made on behalf of the Issuer by the Trustee or by a Paying Agent, and no amounts so withdrawn from the Distribution Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.08.

            If the Issuer shall have a Paying Agent that is not also the Bond Registrar, it shall furnish, or cause the Bond Registrar to furnish, no later than

            (a) the fifth calendar day after each Record Date, and

            (b) the first Business Day after the Optional Redemption Record Date applicable to the Optional Redemption Date,

a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the number of Individual Bonds of each Class held by each such Holder.

            Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Payment Date and Optional Redemption Date, direct the Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Distribution Account), such sum to be held in trust for the benefit of the Persons entitled thereto.


                                     III-1

Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article VIII.

            Any Paying Agent shall be appointed by Issuer Order. The Issuer shall not appoint any Paying Agent which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (iv) of the definition of the term "Permitted Investments". The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

            (1) allocate all sums received for payment to the Holders of Bonds on each Payment Date and Optional Redemption Date among such Holders in the proportion specified in the applicable Payment Date Statement, as the case may be, in each case to the extent permitted by applicable law;

            (2) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

            (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Bonds for which it is acting as Paying Agent;

            (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (6) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any Class of Bonds, the Issuer has provided the calculations pertaining thereto to the Trustee.


                                     III-2

            The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Subject to applicable escheat laws, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for six years after such amount has become due and payable to the Holder of such Bond shall be discharged from such trust and, upon its written request, paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).

SECTION 3.04. CORPORATE EXISTENCE OF OWNER TRUSTEE.

            (a) Subject to subsections (b) and (c) below, the Owner Trustee will keep in full effect its existence, rights and franchises as a bank and trust company under the laws of the state of its incorporation.

            (b) Any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

            (c) Any successor to the Owner Trustee appointed pursuant to Section
10.01 of the Deposit Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

            (d) Upon any consolidation or merger of or other succession to the Owner Trustee in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person succeeding to the Owner Trustee


                                     III-3
under the Deposit Trust Agreement may exercise every right and power of the Owner Trustee, on behalf of the Issuer, under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

SECTION 3.05. PROTECTION OF TRUST ESTATE.

            (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

            (i) Grant more effectively all or any portion of the Trust Estate;

            (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

            (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iv) enforce any of the Mortgage Documents; or

            (v) preserve and defend title to the Trust Estate and the rights of the Trustee, and of the Bondholders, in the Pledged Mortgages and the other property held as part of the Trust Estate against the claims of all Persons and parties.

            The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this Section 3.05 shall arise only if the Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with provisions of this Section 3.05.

            (b) Except as permitted by Section 8.08, the Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to
Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee shall have first received an Opinion of Counsel to the effect that the


                                     III-4
lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

SECTION 3.06.     OPINIONS AS TO TRUST ESTATE.

            On or before February 15 in each calendar year, beginning with [the first calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such actions, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 15 in the following calendar year.

SECTION 3.07.     PERFORMANCE OF OBLIGATIONS; MASTER SERVICING AGREEMENT.

            (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Deposit Trust Agreement. The Issuer and the Trustee shall punctually perform and observe all of their respective obligations and agreements contained in the Master Servicing Agreement.

            (b) The Issuer shall not take any action and will use its reasonable good faith efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Documents or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Mortgage Documents, except as expressly provided or permitted in this Indenture and the Master Servicing Agreement or such Mortgage Document or other instrument or unless such action will not adversely affect the interests of the Holders of the Bonds.

            (c) The Issuer shall monitor the performance of the Master Servicer under the Master Servicing Agreement, and shall use its reasonable good faith efforts to cause the Master Servicer duly and punctually to perform all of its duties and obligations thereunder. Upon the occurrence of a Servicing Default of which an Authorized Officer of the Issuer has actual knowledge under the Master Servicing Agreement, the Issuer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such Servicing Default. So long as any such Servicing Default shall be continuing, the Trustee may (i) terminate all of the rights and powers of the Master Servicer pursuant to the applicable provisions of the Master Servicing Agreement; (ii) exercise any rights it may have to enforce the Master Servicing Agreement against the Master Servicer; and/or (iii) waive any such Servicing


                                     III-5

Default under the Master Servicing Agreement or take any other action with respect to such Servicing Default as is permitted thereunder.

            (d) Upon any termination by the Trustee of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the rights and powers of the Master Servicer with respect to the Pledged Mortgages shall vest in the Trustee and the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer with respect to such Pledged Mortgages under the Master Servicing Agreement, until the Trustee shall have appointed, with the consent of the Issuer, such consent not to be unreasonably withheld, and the Rating Agencies, and in accordance with the applicable provisions of the Master Servicing Agreement a new FNMA- or FHLMC-approved Person to serve as successor to the Master Servicer. With such consent, the Trustee may elect to continue to serve as successor Master Servicer under the Master Servicing Agreement. Upon appointment of a successor Master Servicer, the Trustee and such successor Master Servicer shall enter into a master servicing agreement in a form substantially similar to the Master Servicing Agreement. In connection with any such appointment, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor Master Servicer (including the Trustee) be in excess of that payable to the Master Servicer under the Master Servicing Agreement.

            (e) Upon any termination of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Trustee shall promptly notify the Issuer and the Rating Agencies, specifying in such notice that the Trustee or any successor Master Servicer, as the case may be, has succeeded the Master Servicer under the Master Servicing Agreement, which notice shall also specify the name and address of any such successor Master Servicer.

SECTION 3.08. INVESTMENT COMPANY ACT.

            The Issuer shall at all times conduct its operations so as not to be subject to the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

SECTION 3.09. NEGATIVE COVENANTS.

            The Issuer shall not:

            (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Master Servicing Agreement;

            (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;


                                     III-6

            (c) engage in any business or activity other than in connection with, or relating to, the issuance of the Bonds and the Class R Certificates pursuant to this Indenture and the Deposit Trust Agreement, respectively, or amend Section 2.03 or Section 11.01 of the Deposit Trust Agreement as in effect on the Closing Date without, in each case, the consent of the Holders of 66 2/3% of the aggregate Class Principal Amount of the Bonds then Outstanding;

            (d) incur any indebtedness or assume or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Bonds pursuant to this Indenture;

            (e) dissolve or liquidate in whole or in part; or

            (f) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture, the lien created by Section 8.04 of the Deposit Trust Agreement, as in effect on the Closing Date, or any Permitted Encumbrance) to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate.

SECTION 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

            On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date, and each fiscal year thereafter, the Issuer shall deliver to the Trustee a written statement, signed by an Authorized Officer, stating that:

            (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

            (2) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.

SECTION 3.11. RECORDING OF ASSIGNMENTS.

            The Issuer shall cause the Assignments of the Pledged Mortgages securing the Bonds to be duly recorded in the manner specified in Section 2(a)(i) of the Master Servicing Agreement. If the Issuer fails to cause the Assignment to be recorded within the time limit provided thereunder, the Issuer shall cause the Master Servicer to purchase such corresponding


                                     III-7

Pledged Mortgage pursuant to Section 8.04 and the applicable provisions of the Master Servicing Agreement.

SECTION 3.12. LIMITATION OF LIABILITY OF              .

            It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by _________________________, not individually or personally but solely as owner trustee of Sequoia Mortgage Trust 200_-_ under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by ________________________, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on ___ _____________________, other than any liability arising out of its gross negligence, bad faith or wilful misconduct, and (d) under no circumstances shall ________________________ be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Operative Agreements.

SECTION 3.13. REMIC-RELATED COVENANTS.

      For as long as the Trust Estate shall exist, the parties to this Indenture shall act in accordance herewith to assure continued treatment of the Trust Estate as two REMICs. In particular:

            (a) The Master Servicer will not create, or permit the creation of, any "interests" in the Trust Estate within the meaning of Section 860G of the Code other than the interests referred to in Section 2.15;

            (b) As of all times as may be required by the Code, the Master Servicer (with respect to the Mortgage Loans) and the Trustee (with respect to investments) will ensure that substantially all of the assets of the Trust Estate will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code. The Master Servicer will maintain records that are sufficient to indicate the Trust Estate's compliance with applicable requirements of the Code (or applicable Treasury Regulations) relating to the assets held by the Trust Estate. Further, the Trustee shall not accept the transfer or substitution of any Mortgage Loan two (2) years or more after the Closing Date unless the Master Servicer and the Trustee shall have received an Opinion of Counsel, which shall be an expense of the Depositor, that such transfer or substitution would not adversely affect the REMIC status of the Trust Estate or would not otherwise be prohibited by this Indenture;

            (c) The Depositor, the Trustee and the Master Servicer, each to the extent of their respective activities and/or obligations hereunder, shall ensure that the Trust Estate does not receive a fee or other compensation for services and that the Trust Estate does not receive any income from assets other than "qualified mortgages" within the meaning of Section 860G(a)(3)


                                     III-8
of the Code or "permitted investments" within the meaning of Section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on the Trust Estate;

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Account unless such sale is as a result of a repurchase of the Mortgage Loans by the Class R-LT Holder, [RWT Holdings], or the Depositor pursuant to the Indenture or the Trustee has received an Opinion of Counsel to the effect that such sale (i) is in accordance with a qualified liquidation as defined in Section 860F(a)(4) of the Code and as described in [Section 10.01 or 10.04] hereof, or (ii) would not be treated as a prohibited transaction within the meaning of Section 860F(a)(2) of the Code, which prohibited transaction results in the realization of a material amount of gain or loss for federal income tax purposes; and

            (e) Notwithstanding anything to the contrary in this Indenture, the Master Servicer and the Trustee, at the direction and expense of the Master Servicer (with respect to individual Mortgage Loans) or the Depositor (with respect to the entire Mortgage Pool or all of the Bonds), will take any other action or omit to take any action otherwise required where the Master Servicer or the Depositor deems such action or inaction reasonably necessary to preserve or ensure the REMIC status of the Trust Estate.

SECTION 3.14. PROHIBITED TRANSACTIONS AND OTHER TAXES.

      In the event that any tax is imposed on the Trust Estate (including "prohibited transactions" of the Trust Estate as defined in Section 860F of the
Code), such tax shall be charged first against amounts distributable to the Class R-LT and Class R-UT Holders and then sequentially against amounts otherwise distributable to the [Class B] Bondholders on a pro rata basis within each Class. The Trustee is hereby authorized to direct the Paying Agent to retain and, upon such direction, the Paying Agent is hereby authorized to retain from amounts otherwise distributable to the Class R Holder and the [Class B] Bondholders, as appropriate, sufficient funds to pay or provide for the payments of, and to actually pay, such tax as is legally owed by the Trust Estate (but such authorization shall not prevent the Trustee or the Depositor from contesting any such tax in appropriate proceedings, if it elects to so contest such tax or proceeding, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

SECTION 3.15. FEDERAL INFORMATION RETURNS AND REPORTS TO BONDHOLDERS.

            (a) The books of the Trust Estate shall reflect all payments made with respect to the Mortgage Loans, and amounts attributable to the [Class A] Bondholders, the [Class B] Bondholders, the Class R-LT Holder and the Class R-UT Holder. The Trust Estate intends to allocate all excess inclusion income to the Upper-Tier REMIC, and specifically to the Class R-UT Holder. At all times, the Trustee shall take all actions consistent with this intention. In addition, with respect to the Lower-Tier REMIC, the Trustee shall account for distributions made from the Lower-Tier REMIC as made on the first day of each calendar month. Further, the


                                     III-9

Trustee shall account for income of the Lower-Tier REMIC under the all-OID method at the Alternate Bond Rate and shall use the aggregation method as provided in Treasury Regulation Section 1.1275-2(c).

      (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service at the times and in the manner required by the Code or applicable Treasury Regulations all Federal tax or information returns with respect to the Upper-Tier REMIC and the Lower-Tier REMIC and the Bonds, which tax or information returns contain such information as may be required by the Code or applicable Treasury Regulations. The Class R-LT Holder may, upon reasonable notice to the Trustee, review such tax or information returns prior to filing with the Internal Revenue Service. The Trustee also shall furnish to Holders of Bonds such statements or information at the times and in the manner as the Code or applicable Treasury Regulations may require such holders to be furnished, regardless of by whom. For this purpose, the Trustee may, but need not, rely on any proposed regulations of the United States Department of the Treasury. The Trustee shall indicate the election to treat the Trust Estate as two REMICs in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all required tax or information returns; provided, however, that the Trustee shall have no obligation to prepare, file or otherwise deal with partnership tax information or returns. In the event that partnership tax information or returns is required by the Internal Revenue Service, the Depositor will prepare and file all necessary returns. The initial Class R-LT Holder is hereby designated as the initial "tax matters person" (within the meaning of Temp. Treas. Reg. Section 1.860F-4T(d)). In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Class R-LT Holder from acting as tax matters person (as an agent or otherwise), the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Class R-LT Holder to sign such returns. The Class R-LT Holder and the Class R-UT Holder shall each be bound by this Section 3.15.


                                     III-10

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

            Whenever the following conditions shall have been satisfied:

            (1) either

            (A) all Bonds theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.08, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

            (B) all Bonds not theretofore delivered to the Trustee for cancellation

            (i) have become due and payable, or

            (ii) will become due and payable at the Stated Maturity of the final installment of the principal thereof within one year, or

            (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clauses (B)(i), (B)(ii) or (B)(iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal and interest to the Stated Maturity of their entire unpaid principal amount or to the applicable Redemption Date, as the case may be, and in the case of Bonds which were not paid at the Stated Maturity of their entire unpaid principal amount, for all overdue principal and all interest payable on such Bonds to the next succeeding Payment Date therefor;

            (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

            (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all Pledged Mortgages, cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee to the Issuer and the Holders of Bonds under Section 3.03, the obligations of the Trustee to the Holders of Bonds under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds and rights to receive payments of principal of, and interest on, the Bonds shall survive.

SECTION 4.02. APPLICATION OF TRUST MONEY.

            All money deposited with the Trustee pursuant to Sections 3.03 and
4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01. EVENT OF DEFAULT.

            "Event of Default", wherever used herein, means, with respect to Bonds issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) if the Issuer shall

            (A) default in the payment when and as due of any installment of principal of or interest on any Bond, or

            (B) default in the payment of the Redemption Price of any Bond which has been called for optional redemption pursuant to Article X;

            (2) if the Issuer shall breach, or default in the due observance, of any one or more of the covenants set forth in clauses (a) through (e) of Section 3.09;

            (3) if the Issuer shall breach, or default in the due observance or performance of, any other of its covenants in this Indenture, and such Default shall continue for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee [by the Bond Insurer, or, during the existence of a Bond Insurer Default] by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (4) if any representation or warranty of the Issuer made in this Indenture or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after there shall have been given, by registered or certified mail, written notice thereof to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured;

            (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

            (a) Notwithstanding the foregoing, prior to the payment in full of the Senior Bonds, the failure of the Issuer to pay when and as due any installment of principal of or interest (regardless of the lapse of any grace period) on any Subordinated Bond shall not constitute an Event of Default hereunder. In addition, notwithstanding any applicable provision of this Indenture, upon payment in full of the Senior Bonds, the prior occurrence of any such shortfalls attributable to the Subordinated Bonds, which shortfalls have previously been paid in full, will not constitute an Event of Default hereunder in respect of the Subordinated Bonds. Subject to the foregoing, Section 5.01 of the Indenture shall otherwise apply in all respects to the Subordinated Bonds.

            (b) Notwithstanding the foregoing, the failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Senior Bond shall not constitute an Event of Default hereunder unless the Senior Class Principal Amount exceeds the aggregate Stated Principal Balances of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on a Payment Date. Subject to the foregoing,
Section 5.01 of the Indenture shall otherwise apply in all respects to the Senior Bonds.

SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default occurs and is continuing with respect to the Bonds, then and in every such case the Trustee or the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class may declare all the Bonds to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such Bonds shall become immediately due and payable in an amount equal to:

            (i) the aggregate Class Principal Amount of all Classes of Bonds,

            (ii) accrued and unpaid interest at the respective Bond Interest Rates on the aggregate Class Principal Amount through the date of acceleration, and

            (iii) in the case of the Senior Bonds, interest (but only to the extent payment thereof shall be legally enforceable) on any overdue installments of interest on the Senior Bonds from the Stated Maturity of any such installments to the date of the acceleration at the Bond Interest Rate at which such interest accrued or such lower rate at which payment of such interest shall be legally enforceable.

            At any time after such a declaration of acceleration of maturity of the Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

            (A) all payments of principal of, and interest on, all Bonds and all other amounts which would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

            (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15.

            No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            Subject to Section 5.05, the Issuer covenants that if an Event of Default shall occur and be continuing in respect to the Bonds and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Bonds:

            (i) the amounts specified in the first paragraph of Section 5.02, and

            (ii) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Bonds and collect, out of the Trust Estate (as defined in the Deposit Trust Agreement), wherever situated, of the Issuer, the moneys adjudged or decreed to be payable in the manner provided by law; provided, however, that neither the Bank nor any of its agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts due under the Bonds or this Indenture.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by any Proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Maturity of the Bonds for the collection of all amounts then due and unpaid on such Bonds, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Issuer and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law.

SECTION 5.04. REMEDIES.

            If an Event of Default shall have occurred and be continuing and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 5.18, to the extent applicable) may do one or more of the following:

            (a) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

            (b) in accordance with Section 5.18, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

            (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate; and

            (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder.

SECTION 5.05. [RESERVED].

SECTION 5.06. TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

            (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and file such other papers or documents and take such other actions as it deems necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such Proceeding; and

            (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

SECTION 5.07. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

            All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the

Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered. Any surplus shall be available, in accordance with Section 5.08, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.08. APPLICATION OF MONEY COLLECTED.

            If the Bonds have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Bonds pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to the Bonds shall be applied, after payment to the Trustee of such amounts as may be payable to it under Section 6.07, in the order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Bonds, upon presentation and surrender thereof:

            First: To the payment of amounts then due and unpaid to any Servicer or the Master Servicer in respect of Nonrecoverable Advances made by such Servicer or the Master Servicer pursuant to the related Servicing Agreement or the Master Servicing Agreement;

            Second: To the payment of amounts of interest and principal then due and unpaid upon the Outstanding Bonds in accordance with the priorities set forth in Section 2.03(b); and

            Third: To the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

SECTION 5.09. LIMITATION ON SUITS.

            No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

SECTION 5.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

            Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on a Bond to recovery from the property of the Issuer, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Bond on the respective Stated Maturities of such installments of interest, to receive payment of each installment of principal of such Bond when due (or, in the case of any Bond called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.11. RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Issuer, the Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

SECTION 5.12. RIGHTS AND REMEDIES CUMULATIVE.

            No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.13. DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

SECTION 5.14. CONTROL BY BONDHOLDERS.

            The Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture;

            (2) any direction to the Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Bonds representing the percentage of the aggregate Class Principal Amount of the Controlling Class specified in Section 5.18(b)(1), unless Section 5.18(b)(2) is applicable; and

            (3) [Reserved];

            (4) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

SECTION 5.15. WAIVER OF PAST DEFAULTS.

            The Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class may on behalf of the Holders of all the Bonds of such Class waive any past Default hereunder and its consequences, except a Default:

            (1) in the payment of any installment of principal of, or interest on, any Bond; or

            (2) in respect of a covenant or provision hereof which under Section
9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.16. UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Bond by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the aggregate Class Principal Amount of the Controlling Class, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the Stated Maturity thereof expressed in such Bond or for the enforcement of the payment of any installment of principal of any Bond when due (or, in the case of any Bond called for redemption, on or after the applicable redemption date).

SECTION 5.17. WAIVER OF STAY OR EXTENSION LAWS.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.18. SALE OF TRUST ESTATE.

            (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

            (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

            (1) the Holders of all Controlling Class consent to, or direct the Trustee to make, such Sale; or

            (2) the proceeds of such Sale would be not less than the entire amount which would be distributable to the Holders of the Bonds, in full payment thereof in accordance with Section 5.08, on the Payment Date next succeeding the date of such Sale.

            (3) [Reserved]

            The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.18(b).

            (c) Unless the Holders of all Controlling Class have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.18 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

            (d) In connection with a Sale of all or any portion of the Trust
Estate:

            (1) any Holder or Holders of Bonds may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Controlling Class or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

            (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds as a result of such Sale in accordance with Section 5.08 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

            (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

            (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

            (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            (e) Notwithstanding anything in this Indenture to the contrary, if an Event of Default specified in Section 5.01(1) is the Event of Default, or one of the Events of Default, on the basis of which the Bonds have been declared due and payable, then the Trustee may, in its sole discretion, sell the Trust Estate without compliance with this Section 5.18.

SECTION 5.19. ACTION ON BONDS.

            The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Holders of Bonds shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01. DUTIES OF TRUSTEE.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture; and

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of subsection (b) of this Section;

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.14 or Section 5.18.

            (d) Except with respect to duties of the Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or any Servicing Default or default under the Master Servicing Agreement unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Servicing Default or default is received by the Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

            (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 6.07 and 8.02(d); provided, however, that, except as provided in the first sentence of this Section 6.01(e), the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its reasonable fees and expenses; and provided further, however, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to Section 6.07.

            (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

            (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and the rights of Bondholders shall continue to be governed by the terms of this Indenture.

SECTION 6.02. NOTICE OF DEFAULT.

            Within 90 days after the occurrence of any Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Bonds notice of each such Default, unless such Default shall have been cured or waived; provided, however, that except in the case of a Default of the type described in
Section 5.01(1), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds; and provided, further, that in the case of any Default of the character specified in Section 5.01(3) or 5.01(4) no such notice to Holders of the Bonds shall be given until at least 30 days after the occurrence thereof. Concurrently with the mailing of any such notice to the Holders of the Bonds, the Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

SECTION 6.03. RIGHTS OF TRUSTEE.

            Except as otherwise provided in Section 6.01 hereof:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the board of directors may be sufficiently evidenced by a written resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or the Officer's Certificate of the Master Servicer;

            (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours; provided that the Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it hereunder;

            (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

            (i) prior to the time that one of its Responsible Officers obtains actual knowledge of a Servicing Default as defined in the Master Servicing Agreement or a failure by the Master Servicer thereunder which with notice and the passage of time will become a Servicing Default, the Trustee shall not be responsible for taking action with respect thereto;

            (j) the Trustee shall not be responsible for supervising, monitoring or reviewing the Master Servicer's performance of its duties under the Master Servicing Agreement except to the extent of determining (i) that the periodic reports, certificates and opinions required to be delivered by the Master Servicer to it thereunder are delivered in timely fashion and conform to the requirements of the Master Servicing Agreement, (ii) that the amounts received by it from the Master Servicer for deposit in the Distribution Account during any month are as shown in the Master Servicer's report for such month, (iii) and that any Trustee Mortgage File or document therein that has been released by the Trustee to the Master Servicer is returned as provided in the Master Servicing Agreement; and

            (k) the provisions of this Section, other than clauses (e), (i) and
(j), and of Sections 6.01(b) and (c) shall apply to the Trustee as it may be Successor Master Servicer under the Master Servicing Agreement.

SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

            The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

SECTION 6.05. MAY HOLD BONDS.

            The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not the Trustee, Agent or such other agent.

SECTION 6.06. MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

SECTION 6.07. COMPENSATION AND REIMBURSEMENT.

            The Issuer agrees:

            (1) subject to any separate written agreement with the Trustee, to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Issuer written notice thereof promptly after the Trustee shall have knowledge thereof;

            (ii) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

            (iii) notwithstanding anything to the contrary in this Section 6.07(3), the Issuer shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Issuer.

            As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking junior to the lien of the Bonds with respect to which any claim of the Trustee under this Section arose (but senior to all other liens, if any) upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Proceeding is in connection with a Proceeding in accordance with Article V for enforcement of the lien of this Indenture after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Maturity of the Bonds which has not been rescinded and annulled.

SECTION 6.08. ELIGIBILITY; DISQUALIFICATION.

            Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b).

SECTION 6.09. TRUSTEE'S CAPITAL AND SURPLUS.

            The Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section

310(a)(2) if this Indenture is qualified under the TIA. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

            (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (c) The Trustee may be removed at any time by Act of the Holders representing more than 50% of the aggregate Class Principal Amount of the Controlling Class, delivered to the Trustee and to the Issuer.

            (d) If at any time:

            (1) the Trustee shall have a conflicting interest prohibited by
Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer or by any Bondholder; provided, however, that this Section 6.10(d)(1) shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, and until such qualification this Indenture shall be construed as if this Section 6.10(d)(1) were not contained herein; or

            (2) the Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee or (ii) subject to Section 5.16, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, unless this Indenture is qualified under the TIA and the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Bonds. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER.

            If this Indenture is qualified under the TIA, the Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA
Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

SECTION 6.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

            At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the aggregate Class Principal Amount of the Controlling Class with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

            Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Each notice shall include the name and address of any such co-trustee or successor trustee.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

            (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

            (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case of an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee which has resigned or has been removed may be appointed in the manner provided in this Section.

            (4) No co-trustee or separate trustee shall be required to satisfy the eligibility requirements under Sections 6.08 and 6.09. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

            (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 6.15. AUTHENTICATING AGENTS.

            Upon the request of the Issuer, the Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Bonds of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Sections 2.06 and 2.07, if any, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Bonds. For all purposes of this Indenture (other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Trustee". Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section
6.09 for the Trustee hereunder and has its principal office in the Borough of Manhattan, City and State of New York.

            Any Authenticating Agent shall also serve as Bond Registrar or co-Bond Registrar, as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 or pursuant to the terms of any supplemental indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond Registrar.

            Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Bonds.

            The Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Trustee shall be entitled to be reimbursed for such payments, subject to
Section 6.07. The provisions of Sections 2.10, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

SECTION 6.16. REVIEW OF MORTGAGE DOCUMENTS.

            The Trustee agrees, for the benefit of the Holders of the Bonds, to review, within 90 days after the Closing Date, the Mortgage Documents delivered to it in connection with the Grant of the Original Pledged Mortgages as security for the Bonds. The Trustee's review shall be limited to a determination that all documents referred to in the definition of the term Mortgage Documents have been delivered with respect to each such Pledged Mortgage (other than the documents related to any Pledged Mortgage so listed which has been subject to a Principal Prepayment in Full and the proceeds of which have been delivered to the Trustee in lieu of the applicable Mortgage Documents), that all such documents have been executed, and that all such documents relate to the Original Pledged Mortgages, provided that the Trustee shall not be responsible for determining whether any assignment is in recordable form or for verifying the information with respect to said loans contained on the Pledged Mortgage Schedule. In performing such review the Trustee may rely upon the purported genuineness and due execution of any such document and on the purported genuineness of any signature thereon. If the Trustee discovers any defect or omission in the Mortgage Documents or that any document required to be delivered to it has not been delivered or that any document so delivered does not relate to any of the Original Pledged Mortgages, it shall promptly notify the Issuer and the Master Servicer of such Pledged Mortgage in accordance with the provisions of the Master Servicing Agreement.

SECTION 6.17. PAYMENT OF CERTAIN INSURANCE PREMIUMS.

            Notwithstanding anything to the contrary contained in this Indenture, the Trustee agrees, for the benefit of the Holders of the Bonds, that, should it fail to receive notice from the Master Servicer or the applicable Insurer, within the time period required pursuant to the Master Servicing Agreement, to the effect that any premiums due with respect to any Insurance Policies the premiums for which are required to be paid by the Servicer or the Master Servicer from amounts on deposit in the related Escrow Account, or required to be advanced by the Master Servicer or the related Servicer, have been paid in full at the times set forth in the Master Servicing Agreement, the Trustee shall proceed with diligence to make inquiries of the Master Servicer, the Issuer and the applicable Insurers as to whether such premiums have been paid at the times set forth in the Master Servicing Agreement. In the event such premiums have not been paid and the coverage provided under the related Insurance Policy may be interrupted or adversely affected, the Trustee agrees promptly to pay such premiums from amounts on deposit in the Distribution Account, pursuant to Section 8.02(d) and in accordance with its obligations under the applicable provisions of the Master Servicing Agreement.

SECTION 6.18. SUBSTITUTION OF INSURANCE POLICIES, ETC.; NOTIFICATION OF RATING AGENCIES.

            (a) Provided that the conditions set forth in paragraph (b) hereof have been satisfied, the Issuer may substitute a replacement policy or instrument for any Bond Insurance Policy.

            (b) The Issuer shall notify each Rating Agency rating the Bonds in the event that any replacement policy or instrument is obtained for any Bond Insurance Policy and Insurer or other Person other than the Person who issued such policy or instrument; provided, however, that the Trustee shall not be required to accept any such replacement policy or instrument unless the Trustee has received from each Rating Agency rating the Bonds a written instrument to the effect that such acceptance by the Trustee will not result in the lowering of the then applicable rating of any Bonds issued pursuant to this Indenture by such Rating Agency.

                                   ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

SECTION 7.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS.

            (a) The Issuer shall furnish or cause to be furnished to the Trustee
(i) semi-annually, not less than 45 days nor more than 60 days after the Interest Payment Date occurring closest to six months after the Closing Date and each Interest Payment Date occurring at six-month intervals thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished.

            (b) In addition to furnishing to the Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.01 and the names and addresses of the Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

            (b) If this Indenture is qualified under the TIA, Bondholders may communicate pursuant to TIA Section 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

            (c) If this Indenture is qualified under the TIA, the Issuer, the Trustee and the Bond Registrar shall have the protection of TIA Section 312(c).

SECTION 7.03. REPORTS BY TRUSTEE.

            (a) If this Indenture is qualified under the TIA, then within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of the Bonds, (i) in the circumstance required by TIA Section 313(a), the Trustee shall mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a), (ii) the Trustee shall also mail to Holders of Bonds with respect to which it has made advances any reports with respect to such advances that are required by TIA Section 313(b)(2) and (iii) the Trustee shall also mail to Holders of Bonds any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable) or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the aggregate Class


                                     VII-1

Principal Amount of the then Controlling Class covered by the report. The Trustee shall comply with TIA Section 313(c) with respect to any reports required by this Section 7.03(a).

            (b) If this Indenture is qualified under the TIA, a copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Bonds be filed by the Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Trustee when the Bonds are listed on any securities exchange.

SECTION 7.04. REPORTS BY ISSUER.

            If this Indenture is qualified under the TIA, the Issuer (a) shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA Section 314(a).

SECTION 7.05. NOTICE TO THE RATING AGENCIES [AND TO BOND INSURER.]

            The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies [and the Bond Insurer] of any of the following events of which it has actual knowledge:

            (a) any material change to or amendment of this Indenture;

            (b) the occurrence of any Default or Event of Default that has not been cured;

            (c) the resignation or termination of the Trustee;

            (d) the substitution of Pledged Mortgages;

            (e) the final payment of Bondholders; and

            [(f) any payment or claim made under the Bond Insurance Policy.]


                                     VII-2

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01. COLLECTION OF MONEYS.

            Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture. Except as otherwise expressly provided herein, if any default occurred in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default hereunder and any right to proceed thereafter as provided in Article V.

SECTION 8.02. DISTRIBUTION ACCOUNT.

            (a) On or prior to the Closing Date, the Issuer shall cause the Master Servicer to establish and maintain, in the name of the Trustee, for the benefit of the Bondholders and the Holders of the Class R Certificates, the Pledged Accounts as provided in Section 3(h) of the Master Servicing Agreement.

            (b) Except as otherwise provided in the Master Servicing Agreement, within one Business Day of receipt thereof by the Master Servicer, the Master Servicer will deposit in the Bond Account all amounts required to be deposited therein pursuant to Section 3(h) of the Master Servicing Agreement.

            (c) The Trustee shall establish and maintain, on behalf of the Bondholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3(h)(vii) of the Master Servicing Agreement; and

            (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

            In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Bondholders until disbursed in accordance with this Indenture or withdrawn in accordance with Section 2.03(b). In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

            (d) Subject to Sections 5.02 and 5.08, on each Payment Date and Redemption Date, the Trustee shall distribute all amounts on deposit in the Distribution Account to


                                     VIII-1

Bondholders in respect of the Bonds to the extent of amounts due and unpaid on the Bonds for principal and interest in the amounts and in the order of priority set forth in Section 2.03(b).

SECTION 8.03. GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS.

            (a) Each Pledged Account shall relate solely to the Bonds, the Class R Certificates and to the Pledged Mortgages, Permitted Investments and other property securing the Bonds. Funds and other property in each Pledged Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of a Pledged Account, other than the Distribution Account, in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Pledged Account.

            (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Pledged Accounts shall be invested in Permitted Investments and reinvested by the Trustee upon written direction of the Master Servicer, subject to the provisions of Section 3(h) of the Master Servicing Agreement. Any such Permitted Investment shall mature not later than the applicable date specified in Section 3(h)(ix) of the Master Servicing Agreement. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Pledged Accounts shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided in the Master Servicing Agreement. The amount of any realized losses in the Pledged Accounts incurred in respect of any such investments shall promptly be deposited by the Master Servicer in the applicable Pledged Account or Pledged Accounts. The Master Servicer will not direct the Trustee to make any investment of any funds or to sell any investment held in any of the Pledged Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment or sale, if requested by the Trustee, the Master Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

            (c) Subject to Section 6.01(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Trustee's failure to make payments on such Permitted Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

            (d) If (i) the Master Servicer shall have failed to give investment directions for any funds on deposit in the Pledged Accounts to the Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Master Servicer and Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Bonds but


                                     VIII-2
the Bonds shall not have been declared due and payable pursuant to Section 5.02 or (iii) if such Bonds shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Pledged Accounts in one or more Permitted Investments.

            (e) The Trustee shall, at all times while any Bonds are outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Trustee, all certificates or other instruments, if any, evidencing any investment of funds in a Pledged Account. The Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in a Pledged Account, against delivery of the amount receivable in connection with any sale.

SECTION 8.04. PURCHASES OF DEFECTIVE PLEDGED MORTGAGES.

            (a) If at any time the Issuer or the Trustee discovers or is notified by the Master Servicer (i) that there has been a breach of any of the Master Servicer's representations and warranties with respect to Pledged Mortgages contained in the Master Servicing Agreement that materially and adversely affects the interests of the Bondholders in any Pledged Mortgage, (ii) that any of the Mortgage Documents for a Pledged Mortgage has not been properly executed by the Mortgagor or contains a material defect or (iii) that any Mortgage Documents for a Pledged Mortgage shall not have been received by the Trustee within the applicable time periods and in the forms set forth in Section
3.11 or Section 6.16, as the case may be, and the Master Servicing Agreement, then the party discovering such defect or omission or receiving notice thereof shall promptly notify the other party and the Master Servicer (other than in cases where the Master Servicer has given notice thereof).

            (b) If any defect, misrepresentation or omission described in subsection (a) of this Section 8.04 materially and adversely affects the interests of the Bondholders, then the Issuer shall, pursuant to the applicable provisions of the Master Servicing Agreement, cause the Master Servicer to either (i) cure any such defect, misrepresentation or omission, (ii) remove such Pledged Mortgage and substitute in its place a Replacement Pledged Mortgage or
(iii) purchase the affected Pledged Mortgage, in each case at the times and in the manner set forth in the Master Servicing Agreement. Notwithstanding anything in this Indenture to the contrary, the Depositor shall not substitute a Replacement Pledged Mortgage at any time after two (2) years after the Closing Date.

            (c) Upon any such purchase or substitution, the Issuer shall be entitled to request a release of the defective Pledged Mortgage from the lien of this Indenture pursuant to Section 8.08(c) and Section 8.12.

            (d) If the Master Servicer shall either (i) purchase any Pledged Mortgage it is required to purchase pursuant to the Master Servicing Agreement and deposit the Purchase Price


                                     VIII-3
therefor in the Bond Account or (ii) (a) remove such Pledged Mortgage from the Trust Estate and substitute in its place a Replacement Pledged Mortgage and (b) deposit in the Bond Account any related Substitution Adjustment Amount, in each case in the manner set forth in the Master Servicing Agreement, then the Master Servicer shall be deemed to have complied with all requirements imposed upon it by this Section 8.04 with respect to such Pledged Mortgage.

            (e) The Master Servicer shall, in its sole discretion, have the right to purchase for its own account from the Trust Estate any Pledged Mortgage which is 91 days or more delinquent at a price and in the manner specified in
Section 3(n) of the Master Servicing Agreement. Upon purchase of such Pledged Mortgage by the Master Servicer, the Master Servicer shall have the right to treat such Pledged Mortgage (a "Defaulted Pledged Mortgage") as having been the subject of a Principal Prepayment in Full and request the release thereof from the lien of this Indenture pursuant to Section 8.12.

SECTION 8.05. GRANT OF REPLACEMENT PLEDGED MORTGAGE.

            The Master Servicer shall be permitted to substitute any Pledged Mortgage for any Original Pledged Mortgage initially Granted to the Trustee on the Closing Date pursuant to this Indenture as set forth in Sections 2(a)(ii) and 2(d)(iv) of the Master Servicing Agreement.

SECTION 8.06. REPORTS BY TRUSTEE TO BONDHOLDERS.

            On each Payment Date or Optional Redemption Date the Trustee shall deliver a written report to each Holder of Bonds, setting forth the following:

            (a) On or before [noon California time] on the Determination Date, the Master Servicer shall provide by modem to the Trustee with respect to the Pledged Mortgages, an electronic data file (accompanied by a hardcopy report) in a format which is mutually agreed upon by the Master Servicer and the Trustee. The Trustee shall be under no duty to recalculate, verify or recompute the information provided to it by the Master Servicer under this Section 8.06(a). Not later than each Payment Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Bondholder, the Master Servicer and the Issuer a statement (each, a "Payment Date Statement") setting forth with respect to the related distribution:

            (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount thereof allocable to interest, and (x) any of (a) the amount by which the aggregate Senior Interest Shortfalls on prior Payment Dates exceeds the amount paid on the Senior Bonds on prior Payment Dates pursuant to clause (ii) of the definition of Senior Interest Payment Date, (b) the amount by which the aggregate Class B-1 Interest Shortfalls on prior Payment Dates exceeds the amount paid on the Class B-1 Bonds on prior Payment Dates pursuant to clause (iii) of the definition of Class B-1 Interest Payment Amount and (c) the amount by which the aggregate Class B-2 Interest Shortfalls on prior Payment Dates exceeds the


                                     VIII-4
amount paid on the Class B-2 Bonds on prior Payment Dates pursuant to clause
(iii) of the definition of Class B-2 Interest Payment Amount included in such distribution and (y) any of the amounts in clauses (a), (b) or (c) above remaining after giving effect to such distribution.

            (iii) if the distribution to the Holders of such Class of Bonds is less than the full amount that would be distributable to such Holders pursuant to Section 2.03(b) on such Payment Date if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest and specifying, in the case of the Subordinated Bonds, the Class B-2 Principal Carryover Shortfall and/or Class B-1 Principal Carryover Shortfall;

            (iv) the Class Principal Amount of each Class of Bonds and the Invested Amount after giving effect to the distribution of principal on such Payment Date;

            (v) the Pool Stated Principal Balance for the following Payment
Date;

            (vi) the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Percentage for the following Payment Date;

            (vii) the amount of the Master Servicing Fees and Servicing Fees paid to or retained by the Master Servicer and the Servicers (with respect to the Servicers, in the aggregate) with respect to such Payment Date;

            (viii) the Bond Interest Rate for each such Class of Bonds and the Certificate Interest Rate with respect to such Payment Date;

            (ix) the amount of Advances included in the distribution on such Payment Date and the aggregate amount of Advances outstanding as of the close of business on such Payment Date;

            (x) the number and aggregate principal amounts of Pledged Mortgages
(A) delinquent (exclusive of Pledged Mortgages in foreclosure) (1) 1 to 29 days
(2) 30 to 59 days (3) 60 to 89 days and (4) 90 or more days and (B) in foreclosure and delinquent (1) 1 to 29 days (2) 30 to 59 days (3) 60 to 89 days and (4) 90 or more days, as of the close of business on the last day of the calendar month preceding such Payment Date;

            (xi) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Pledged Mortgages on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

            (xii) with respect to any Pledged Mortgage that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Pledged


                                     VIII-5

Mortgage as of the close of business on the Determination Date preceding such Payment Date and the date of acquisition thereof;

            (xiii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Payment Date;

            (xiv) the Senior Percentage, the Class B-1 Percentage, the Class B-2 Percentage and the Investor Prepayment Percentage for the following Payment Date;

            (xv) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Payment Date;

            (xvi) the amount payable to the holder of the Investor Certificate pursuant to Section 5.01 of the Deposit Trust Agreement; and

            [(xvii) any amount payable under the Bond Insurance Policy.]

            (b) The Trustee's responsibility for disbursing the above information to the Bondholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 8.06 to each Rating Agency.

            (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Bondholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
8.06 aggregated for such calendar year or applicable portion thereof during which such Person was a Bondholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

SECTION 8.07. REPORTS BY TRUSTEE.

            In addition to any statements required to be delivered or prepared by the Trustee pursuant to Section 2.09, 8.02, 8.06 or 10.01, the Trustee shall deliver to the Issuer, within two Business Days after the request of the Issuer, a written report setting forth the amount of each Pledged Account established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, upon the request of the Issuer, promptly transmit to the Issuer copies of all accountings of, and information with respect to, collections furnished to it by the Master Servicer and shall promptly notify the Issuer if on the second Business Day after any Distribution Account Deposit Date, the related Bond Distribution Amount or any portion thereof has not been received by the Trustee.


                                     VIII-6

SECTION 8.08. TRUST ESTATE; RELEASE AND DELIVERY OF MORTGAGE DOCUMENTS.

            (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments in form supplied to it to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture and the TIA. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

            (b) In order to facilitate the servicing of the Pledged Mortgages by the Servicers, the Master Servicer is authorized under the Master Servicing Agreement for the benefit of the Trustee, the Bondholders and the Issuer, to supervise, administer, monitor and oversee the servicing of the Pledged Mortgages by the Servicers and the observance and performance by the Servicers of all services, duties, responsibilities and obligations which are to be observed or performed by each Servicer pursuant to the Seller/Servicer Guide.

            (c) Upon request by the Master Servicer accompanied by a Request for Release in the form of Exhibit D to the Master Servicing Agreement to the effect that a Pledged Mortgage has been the subject of a Prepayment in Full or has otherwise been paid in full, together with any other items required under
Section 8.12, the Trustee shall promptly release the related Mortgage Documents and execute such other documents as the Master Servicer may request to evidence satisfaction and discharge of such Pledged Mortgage.

            (d) In addition, if from time to time and as appropriate for the servicing or foreclosure of any Pledged Mortgage, or the other purposes set forth in the Master Servicing Agreement, the Master Servicer requests the Trustee to release any related Mortgage Documents or other documents contained in the Trustee Mortgage File relating to such Pledged Mortgage and delivers to the Trustee a Request for Release in the form of Exhibit C to the Master Servicing Agreement to the Trustee and signed by a Servicing Officer, the Trustee shall release the related Mortgage Documents to the Master Servicer if the applicable requirements of the Master Servicing Agreement have been satisfied. If such Pledged Mortgage shall be liquidated and the Trustee receives an Issuer Request accompanied by a Request for Release as provided in subsection
(c) above, together with any other items required under Section 8.12, then the Trustee shall release any documents with respect to such Pledged Mortgage still in its possession to or upon the order of the Issuer and shall execute such other documents as the Master Servicer may request to evidence satisfaction and discharge of such Pledged Mortgage, as set forth in subsection (c) above.

            (e) The Trustee shall, at such time as there are no Bonds Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Bonds pursuant to Section 3.03 or Section 4.02), subject, however, to Section 4.01 and the rights of the Trustee under Section 6.07.


                                     VIII-7

SECTION 8.09. AMENDMENTS TO THE MASTER SERVICING AGREEMENT.

            The Trustee may enter into or consent to any amendment or supplement to the Master Servicing Agreement or waive any Servicing Default only in accordance with the applicable provisions of the Master Servicing Agreement. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment or make any such waiver (i) unless the Trustee receives an Opinion of Counsel that the interests of the Holders would not be materially adversely affected or (ii) if its own rights, duties or immunities would be adversely affected.

SECTION 8.10. SERVICERS AND MASTER SERVICER AS AGENTS AND BAILEES OF TRUSTEE.

            In order to facilitate the servicing of the Pledged Mortgages by the each Servicer or by the Master Servicer, each Servicer shall deposit in the Servicing Account proceeds of the Pledged Mortgages in accordance with the provisions of the Servicing Agreements, the Master Servicing Agreement and this Indenture, prior to the time they are deposited into the Bond Account. In addition, on each Withdrawal Date, the Master Servicer shall cause each Servicer to remit to the Master Servicer for deposit in the Bond Account all funds held in the Servicing Account that are required to be remitted to the Master Servicer in accordance with the terms of the Servicing Agreement and the Master Servicing Agreement. Solely for purposes of perfection under Section 9-305 of the Uniform Commercial Code or similar provision of law in the state in which such property is held by the Servicers or the Master Servicer, the Trustee hereby designates the Master Servicer and each Servicer as its agents and bailees to hold such funds with respect to the Pledged Mortgages until they are deposited into the Distribution Account as well as its agents and bailees in holding any Mortgage Documents or other documents contained in a Trustee Mortgage File released to it by the Trustee pursuant to Section 8.08(d), and any other items constituting a part of the Trust Estate which from time to time come into possession of any Servicer or the Master Servicer. It is intended that, by the Servicers' and Master Servicer's acceptance of such agency pursuant to the Servicing Agreements and the Master Servicing Agreement, the Trustee, as secured party, will be deemed to have possession of such Mortgage Documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code or similar provision of law of the states in which such property is held by such Servicer or the Master Servicer.

SECTION 8.11. OPINION OF COUNSEL.

            The Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Section 8.08(a) (other than in connection with releases of Pledged Mortgages which were the subject of a Principal Prepayment in Full) accompanied by copies of any instruments involved, and the Trustee shall be entitled to request an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions


                                     VIII-8
precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

SECTION 8.12. RELEASE OF PLEDGED MORTGAGES.

            (a) The Issuer shall be entitled to request a release from the lien of this Indenture of any Pledged Mortgage at any time after such Pledged Mortgage has been the subject of a Principal Prepayment in Full or in accordance with the requirements of Section 8.04 if:

            (i) the Master Servicer has complied with all requirements imposed on it by Section 8.04 in connection with such Pledged Mortgage (or is deemed to have complied with such requirements by reason of the provisions of Section 8.04(e));

            (ii) at the time such release is requested, no Default or Event of Default has occurred and is continuing; provided, however, that if a Pledged Mortgage has been the subject of a Principal Prepayment in Full, then the Trustee shall release such Pledged Mortgage from the lien of this Indenture upon compliance with all other conditions of this subsection (a), notwithstanding the existence of a Default or Event of Default;

            (iii) the Master Servicer delivers to the Trustee an Officers' Certificate (A) identifying the Pledged Mortgage to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Bond Account with respect thereto, if any, and (D) certifying that the conditions set forth in clauses (i) and (ii) above have been satisfied; and

            (iv) the Issuer delivers to the Trustee a certificate of fair value if required by Section 314(d)(1) or Section 314(d)(3) of the TIA.

            (b) Upon satisfaction of the conditions specified in subsection (a) of this Section 8.12, the Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Master Servicer the Pledged Mortgage to be released (including all related Mortgage Documents) described in the Master Servicer's Request for Release.


                                     VIII-9

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

            Without the consent of the Holders of any Bonds, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

            (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

            (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or to surrender any right or power herein conferred upon the Issuer;

            (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Bonds (any such action shall be deemed not to adversely affect the interests of the Bondholders if the Issuer delivers to the Trustee letters from each Rating Agency to the effect that such action will not result in a downgrading of the Bonds); or

            (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA.

            The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

            The Trustee may in its discretion determine whether or not the rights of the Holder of Bonds would be adversely affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Trustee not to adversely affect the Bonds if (i) the Trustee receives a letter or other writing from each Rating Agency rating the Bonds to the effect that execution of the supplemental indenture will not result in any change in the current rating assigned by that Rating Agency to the Bonds and (ii) the supplemental indenture effects no change in principal priority schedules, interest rates, Redemption Prices, substitution of

Mortgage Collateral, Payment Dates, Record Dates, Accounting Dates, terms or optional Redemption, the application of surplus to the payment of the Bonds or other payment terms. The Trustee shall not be liable for any such determination made in good faith.

            [The Trustee shall provide the Bond Insurer, if any, with a copy of any supplemental indenture executed pursuant to this Section, by first class mail mailed to the Bond Insurer within five Business Days after the execution of such supplemental indenture. Notwithstanding the foregoing, no supplemental indenture that changes in any way any of the payment terms of the Bonds may be entered into without the prior written consent of such Bonder Insurer.]

SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

            With the consent of the Holders of Bonds representing not less than two-thirds of the aggregate Class Principal Amount of the Controlling Class by Act of said Holders delivered to the Issuer and the Trustee [and the Bond Insurer], the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

            (1) change the Stated Maturity of the final installment of the principal of, or any installment of interest on, any Bond or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Bond may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the Stated Maturity thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Optional Redemption Date);

            (2) reduce the percentage of the aggregate Class Principal Amount of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

            (3) modify any of the provisions of this Section, Section 5.14 or
Section 5.18(b) except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

            (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

            (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

            (6) modify any of the provisions of this Indenture in such manner as to materially and adversely affect rights of the Holders of the Controlling Class to the benefits of any provisions for the mandatory redemption of Bonds contained herein.

            The Trustee may in its discretion determine whether or not the rights of the Holder of any Controlling Class would be materially and adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

            It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Bonds to which such supplemental indenture relates [and to the Bond Insurer] a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

SECTION 9.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

            Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Controlling Class.

SECTION 9.07. AMENDMENTS TO DEPOSIT TRUST AGREEMENT OR MASTER SERVICING
AGREEMENT.

            The Trustee shall, upon Issuer Request, consent to any proposed amendment to the Deposit Trust Agreement or Master Servicing Agreement, or an amendment to or waiver of any provision of any other document relating to the Deposit Trust Agreement or Master Servicing Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:

            (i) an Opinion of Counsel to the effect that such amendment or waiver will not materially and adversely affect the interests of the Holders of the Bonds and that all conditions precedent to such consent specified in this
Section 9.07 have been satisfied; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Bonds; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating;

            (ii) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is the true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

            (iii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their rating of the Bonds; and

            (iv) any other document required pursuant to Section 11.01.

            Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

            Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                    ARTICLE X

                               REDEMPTION OF BONDS

SECTION 10.01. SPECIAL REDEMPTION; REDEMPTION.

            (a) The Bonds shall not be subject to special redemption.

            (b) The Bonds shall be subject to redemption by the Class R-LT Holder, in whole but not in part, at the option of the Class R-LT Holder, on any Payment Date on or after the Payment Date on which the sum of (i) the Invested Amount, (ii) the Senior Class Principal Amount, (iii) the Class B-1 Principal Amount and (iv) the Class B-2 Principal Amount, after giving effect to payments expected to be made on such Payment Date, is __% or less than the aggregate of the Stated Principal Balances of the Pledged Mortgages as of the Cut-Off Date, on the terms and conditions specified in this subsection (b) at the Redemption Price. If the Class R-LT Holder elects to so redeem the Bonds, it shall, no later than 30 days prior to the Optional Redemption Date selected for such redemption, deliver notice of such election to the Trustee, together with the Redemption Price therefor to be deposited in the Distribution Account, an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 11.01 and a form of redemption notice. All Bonds so redeemed shall be due and payable on such Optional Redemption Date upon the giving of the notice thereof required by Section 10.02. At all times during the life of the Trust Estate, the Issuer shall hold the Class R-LT Certificates or the legal right to the redemption rights accorded to the Class R-LT Holder in this Section 10.01(b).

SECTION 10.02. FORM OF REDEMPTION NOTICE.

            Notice of redemption shall be given by the Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than five days prior to the applicable Optional Redemption Date (but in no event prior to the date on which the Redemption Price with respect to the Bonds to be redeemed pursuant to subsection (b) of Section 10.01 has been deposited in the Distribution Account) to each Holder of Bonds to be redeemed, such Holders being determined as of the last day of the month preceding the month in which such Optional Redemption Date occurs (the "Optional Redemption Record Date").

            All notices of redemption shall state:

            (1) the Optional Redemption Date; and

            (2) the fact of such payment in full, the place where such Bonds are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02) and that no interest shall accrue on such Bond for any period after the last day of the month preceding the month in which the date fixed for redemption occurs. Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

SECTION 10.03. BONDS PAYABLE ON OPTIONAL REDEMPTION DATE.

            Notice of redemption having been given as provided in Section 10.02, the Bonds or portions thereof so to be redeemed shall, on the applicable Optional Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on such Redemption Price for any period after the last day of the month preceding the month in which such Optional Redemption Date occurs.

SECTION 10.04. ADDITIONAL TERMINATION REQUIREMENTS

       (a) In the event the Class R-LT Holder elects to redeem the Bonds as provided in Section 10.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Independent Counsel, at the expense of the Class R-LT Holder, to the effect that the failure of the Trust Estate to comply with the requirements of this Section 10.04 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Estate as defined in Section 860F of the Code, or
(ii) cause the Trust Estate to fail to qualify as two REMICs at any time that any Bonds or Class R Certificates are outstanding:

            (i) Depositor shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the final tax returns of the Trust Estate pursuant to Treasury Regulation Section 1.860F-1. The Depositor shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Independent Opinion of Counsel obtained at the expense of the Depositor;

               (ii) During such 90-day liquidation period, and at or prior to the Payment Date for the final distribution, the Depositor as agent of the Trustee shall sell all of the assets of the Trust Estate for cash; and

               (iii) At the time of the final payment on the Bonds and Class R Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R-LT Holder all cash on hand (other than cash retained to meet claims), and the Trust Estate shall terminate at that time.

      (b) By their acceptance of the Class R-LT and Class R-UT Certificates, the Holders thereof hereby authorize the Depositor to specify the 90-day liquidation period for the Trust Estate, which authorization shall be binding upon all successor Holders of the Class R-LT and Class R-UT Certificates.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

            (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

            (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents

            Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate ar opinion or representations with respect to the matters upon which his other certificate or opinion is based are erroneous. Any such Issuer certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Officers of the Owner Trustee or a certificate of the officers of the Depositor or the manager of the Issuer, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, or the Depositor or the manager of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

            Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

SECTION 11.03. ACTS OF BONDHOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in any evidence by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

            (c) The ownership of Bonds shall be proved by the Bond Register.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not any notation of such action is made upon such Bonds.

SECTION 11.04. NOTICES, ETC. TO TRUSTEE AND ISSUER.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office;

            (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Sections 5.01(3) and (4)) if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to it c/o __________________________________________________________
____________________________, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by the Issuer;

            (3) any Rating Agency by the Trustee, the Issuer or the Master Servicer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by such Rating Agency at the address specified therefor in the definition corresponding to the name of such Rating Agency; or

            [(4) the Bond Insurer by the Trustee, the Issuer or any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid to the Bond Insurer at ___________________ ____________________.]

SECTION 11.05. NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

            Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by any Bondholder shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Indenture provides for notice to Bondholders of any event, such notice shall also be sent to ______________________________________
_____________________________, so long as [ ] is a Rating Agency.

SECTION 11.06. RULES BY TRUSTEE AND AGENTS.

            The Trustee may make reasonable rules for any meeting of Bondholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07. CONFLICT WITH TRUST INDENTURE ACT.

            If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.09. SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 11.10. SEPARABILITY.

            In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11. BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12. LEGAL HOLIDAYS.

            In any case where the date of any Payment Date, Redemption Date or any other date on which principal of, or interest on, any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Optional Redemption Date or other date for the payment of principal of, or interest on, any Bond, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

SECTION 11.13. GOVERNING LAW.

            This Indenture and each Bond shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

SECTION 11.14. COUNTERPARTS.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15. RECORDING OF INDENTURE.

            This Indenture is subject to recording in any appropriate public recording office, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or Section 3.06.

SECTION 11.16. ISSUER OBLIGATION.

            No recourse may be taken, directly or indirectly, against (i) the Bank, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Bank or of any predecessor or successor of the Bank,
(iii) any holder of a beneficial interest in the Issuer (solely in its capacity as such), (iv) any incorporator, subscriber to the capital stock, stockholder, partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, (v) the Depositor or any Affiliate thereof (other than the Issuer) or (vi) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligation with respect to the Bonds or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

SECTION 11.17. INSPECTION.

            The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer's normal business hours, to examine all books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Trustee of any rights under this Section 11.17 shall be borne by the Issuer.

SECTION 11.18. USURY.

            The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid.

SECTION 11.19. NO PETITION.

            The Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Operative Agreements.

SECTION 11.20. AMENDMENT

            This Indenture may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Bond Insurer so long as such consent is not unreasonably withheld and without the consent of any of the Bondholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Bonds were offered, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of the Class A Bonds then given by a rating agency (it being understood that, after obtaining the rating of the Class A Bonds at the Closing Date, none of the Trustee, the Depositor or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Bonds), or (iv) to make any other provisions with respect to matters or questions arising under this Indenture which shall not be materially inconsistent with the provisions of this Indenture, including without limitation provisions relating to the issuance of Definitive Bonds to Beneficial Owners if book-entry registration of the Class A Bonds is no longer permitted; provided that, in the case of clause (iv), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Bondholder or Class R Holder.

            This Indenture may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Holders of Bonds of each Class affected thereby, evidencing, as to each such Class, beneficial interests aggregating not less than 66% and the consent of the Bond Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Bonds of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Bond without the consent of the Holder of such Bond or (ii) reduce the aforesaid percentage of Bonds of any class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Bonds of such Class then outstanding.

            The Depositor, the Master Servicer and the Trustee, may from time to time amend this Indenture without the consent of any of the Bondholders or the Bond Insurer to modify, eliminate or add to any of the provisions hereof to the extent necessary to maintain the qualification of the Trust Estate as two REMICs or to avoid the imposition of any material tax liability thereon at all times that any Bond is outstanding.

            Promptly after the execution of any such amendment the Trustee shall furnish written notification of such amendment to each Bondholder, the Bond Insurer and the Rating Agencies (with a copy of the amendment itself to Standard & Poor's).

            It shall not be necessary for the consent of Bondholders under this
Section 11.20 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Bondholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Notwithstanding any provisions of this Indenture, the Trustee shall not consent to any amendment to this Indenture unless it shall first receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the Trust Estate or cause the Trust Estate to fail to qualify as two REMICs at any time that any Bonds are outstanding. In no event shall any Opinion of Counsel provided pursuant to this Section 11.20 be an expense of the Trustee.

                                   ARTICLE XII

                                THE BOND INSURER

SECTION 12.01. CERTAIN MATTERS REGARDING THE BOND INSURER AND THE BOND INSURANCE POLICY.

            [as set forth in the applicable policy]


                                     XII-1

            IN WITNESS WHEREOF, each party has caused this Indenture to be executed by its duly authorized officer or officers as of the day and year first above written.

            SEQUOIA MORTGAGE TRUST 200_-_,
            as Issuer

            By: ________________________________,

            not in its individual capacity but
            solely as Owner Trustee


            By: ________________________________

            Name: ______________________________

            Title: _____________________________


            as Trustee

            By: ________________________________

            Authorized Officer


            By: ________________________________

            Name: ______________________________

            Title: _____________________________

STATE OF DELAWARE     )
                      )  ss.:
COUNTY OF NEW CASTLE  )


            On the ____ day of _____________ in the year one thousand nine hundred and ninety-_____ before me personally came __________________________, to me known, who being by me duly sworn did depose and say that she/he resides in _______________, that she/he is the ______________________ of
__________________________, the corporation described in and which executed the above instrument and that she/he signed her/his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]


---------------------------------------
            Notary Public

STATE OF _________________   )
                             )  ss.:
COUNTY OF ________________   )


            On the ____ day of __________, 200__, before me, a notary public in and for said State, personally appeared ___________________________, known to me (or proved to me on the basis of satisfactory evidence) to be a ______ ______________ of ____________________________________, the ___________________
corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said _____________________ corporation, and acknowledged to me that such ___________________ corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]


---------------------------------------
            Notary Public

                                    EXHIBIT I

                      LETTER AGREEMENT WITH THE DEPOSITORY

                                   EXHIBIT II

                               FORM OF SENIOR BOND

      The form of Senior Bond is as follows:

            SOLELY FOR US FEDERAL INCOME TAX PURPOSES, THIS BOND IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

            PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE CLASS PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

            UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                         SEQUOIA MORTGAGE TRUST 200_-_,
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS A-1

                           DUE: __________ ___, _____
                       ACCRUAL DATE: __________ ___, _____
                        ISSUE DATE: __________ ___, _____
                             [      ] INTEREST RATE

Initial Class Principal
Amount of this Bond:

$____________________________                                       CUSIP NO.___
            CERTIFICATE NUMBER 1

            Sequoia Mortgage Trust 200 _-_ (the "Issuer"), a statutory business trust formed under the Deposit Trust Agreement dated as of _____________ ___, 200__ and having _________________________, a Delaware bank and trust company, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [AMOUNT IN WORDS] ($_______) in monthly installments on the ____________ day of each month, commencing on ________ _ ___, _____ (each, a "Payment Date"), and ending on or before __________ ___,
_____, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Class Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond from time to time from _ ________ ___, _____ (the "Accrual Date"), or such later date to which interest has been paid, through the last day of the month preceding the month in which the principal amount of this Bond is paid in full, at a [variable/fixed] rate determined as described below, such interest being payable monthly on each Payment Date. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

            Installments of principal of this Bond are due and payable as described in the Indenture.

            Interest payable on this Bond on a Payment Date will be equal to the amount of interest that has accrued on the Class Principal Amount of this Bond during the one-month period ending on the last day of the month preceding the month in which each such Payment Date occurs (each, an "Interest Accrual Period").

            The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, Sequoia Mortgage Trust 200_-_ has caused this instrument to be duly executed by its duly authorized officer.

Dated:_______________                              SEQUOIA MORTGAGE TRUST 200_-_

            By: ____________________________

            not in its individual capacity
            but solely as Owner Trustee

            By: ____________________________

            Title: _________________________


                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

_______________________________,

as Trustee


By: ___________________________,
    Authorized Signatory

            This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds, Series 200-_ (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1, Class B-1, and Class B-2 Bonds, and the Class R-LT and Class R-UT Certificates, all issued and to be issued under the Issuer's Indenture dated as of ____________ ___, 200__ between the Issuer and _______________________________ (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered.

            The Class A-1 Bonds constitute "Senior Bonds" and the Class B-1 Bonds and the Class B-2 Bonds constitute "Subordinated Bonds".

            The Class R-LT and R-UT Certificates represent the residual interest in the Lower-Tier REMIC and Upper-Tier REMIC, respectively.

            All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Bond Interest Rate for the Senior Bonds (the "Senior Bond Interest Rate") and any Interest Accrual Period will equal _______________.

            As provided in the Indenture, the Bonds are issuable in Classes which may vary as is provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

            For each Principal Payment Date, the aggregate amount of each installment of principal due and payable on the Senior Bonds will be equal to the Senior Principal Payment Amount for such Payment Date. The Senior Principal Payment Amount for any Payment Date is equal to the Senior Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage, and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period.

            Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing on ____________ ___, 200__, in the manner and in accordance with the priorities for the Bonds provided in the Indenture.

            The entire unpaid principal amount of each Class of Bonds shall be due and payable, if not then previously paid, on the Stated Maturity of the final installment of principal of such Class.

            All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither _____________________ ___ in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

            Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Optional Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Optional Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the month preceding the month in which such Payment Date occurs (each a "Record Date").

            Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

            If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Optional

Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Optional Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

            The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Senior Bond shall not constitute an Event of Default under the Indenture unless the Senior Class Principal Amount exceeds the aggregate Stated Principal Balances of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on a Payment Date.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Class Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

            The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the Payment Date on which the sum of (i) the Invested Amount, (ii) the Senior Class Principal Amount, (iii) the Class B- 1 Principal Amount and (iv) the Class B-2 Principal Amount, after giving effect to payments expected to be made on such Payment Date, is __% or less of the aggregate of the Stated Principal Balances of the Pledged Mortgages as of the Cut- Off Date. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid principal amount of the Bonds (including, in the case of the Subordinated Bonds, any unpaid Class B-1 Principal Carryover Shortfall and/or Class B-2 Principal Carryover Shortfall) so redeemed plus accrued interest through the last day of the month preceding the month in which such optional redemption occurs.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the aggregate Class Principal Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Class Principal Amount of the Controlling Class on behalf of the Holders of all the Bonds of such Class, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

            The Senior Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.

            AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                                   EXHIBIT III

                             FORM OF CLASS B-1 BOND

            The form of a Class B-1 Bond is as follows:

            SOLELY FOR US FEDERAL INCOME TAX PURPOSES, THIS BOND IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

            PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE CLASS PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

            UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR BONDS AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

       THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS __________ ___, 200__. THE PER ANNUM RATE OF INTEREST ON THIS BOND IS ___% ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE MORTGAGE COLLATERAL UNDERLYING THE BONDS AT _______% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) THIS BOND HAS BEEN ISSUED WITH $ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_______

OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, CALCULATED ASSUMING THE YIELD IS ACCRUED DAILY DURING INITIAL SHORT PERIOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE MORTGAGE COLLATERAL.

                         SEQUOIA MORTGAGE TRUST 200_-_,
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS B-1

                          DUE: _____________ ___, _____
                     ACCRUAL DATE: _____________ ___, _____
                      ISSUE DATE: _____________ ___, _____
                            ___________ INTEREST RATE

Initial Class Principal                                         CUSIP NO. ______
Amount of this Bond:

$____________________                                       CERTIFICATE NUMBER 1

            Sequoia Mortgage Trust 200_-_ (the "Issuer"), a statutory business trust formed under the Deposit Trust Agreement dated as of __________ ___, _____, and having ________________________, a Delaware bank and trust company, as Owner Trustee for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [AMOUNT IN WORDS] ($___________) in monthly installments on the ______________ day of each month, commencing on _________ ___, _____ (each, a "Payment Date"), and ending on or before
__________ ___, _____ (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Class Principal Amount (as defined in the Indenture) of this Bond from time to time from __________ ___, _____ (the "Accrual Date"), or such later date to which interest has been paid, through the last day of the month preceding the month in which the principal amount of this Bond is paid in full, at a [variable/fixed] rate determined as described below, such interest being payable monthly on each Payment Date. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

            Installments of principal of this Bond are due and payable as described in the Indenture.

            Interest payable on this Bond on a Payment Date will be equal to the amount of interest that has accrued on the Class Principal Balance of this Bond during the one-month period ending on the last day of the month preceding the month in which each such Payment Date occurs (each, an "Interest Accrual Period").

            The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, Sequoia Mortgage Trust 200_-_ has caused this instrument to be duly executed by its duly authorized officer.

Dated:_______________     SEQUOIA MORTGAGE TRUST 200_-_


            By: ____________________________

            not in its individual capacity
            but solely as Owner Trustee

            By: ____________________________

            Title: _________________________

                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

______________________________,

as Trustee


By: ___________________________
    Authorized Signatory

            This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds, Series 200_-_ (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1, Class B-1 and Class B-2 Bonds, and Class R-LT and Class R-UT Certificates, all issued and to be issued under the Issuer's Indenture dated as of ____________ ___, 200__ between the Issuer and ________________________________ (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered.

            The Class A-1 Bonds constitute "Senior Bonds" and the Class B-1 Bonds and Class B-2 Bonds constitute "Subordinated Bonds".

            The Class R-LT and R-UT Certificates represent the residual interest in the Lower-Tier REMIC and Upper-Tier REMIC, respectively.

            All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Bond Interest Rate for the Class B-1 Bonds (the "Class B-1 Bond Interest Rate") and any Interest Accrual Period will equal ________________.

            As provided in the Indenture, the Bonds are issuable in Classes which may vary as provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

            For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class B-1 Bonds will be equal to the Class B-1 Principal Payment Amount for such Payment Date. The Class B-1 Principal Payment Amount for any Payment Date is equal to the sum of (i) the Class B-1 Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period and (ii) any Class B-1 Principal Carryover Shortfall.

            Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing on __________ ___, 200__, in the manner and in accordance with the priorities for the Bonds provided in the Indenture.

            The entire unpaid principal amount of each Class of Bonds shall be due and payable, if not then previously paid, on the Stated Maturity of the final installment of principal of such Class.

            All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

            Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Optional Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Optional Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the month preceding the month in which such Payment Date occurs (each a "Record Date").

            Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

            If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Optional

Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or optional Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

            Prior to the payment in full of the Senior Bonds, the failure of the Issuer to pay when and as due any installment of principal of or interest (regardless of the lapse of any grace period) on any Subordinated Bond shall not constitute an Event of Default under the Indenture. In addition, notwithstanding any applicable provision of the Indenture, upon payment in full of the Senior Bonds, the prior occurrence of any such shortfalls attributable to the Subordinated Bonds, which shortfalls have previously been paid in full, will not constitute an Event of Default under the Indenture in respect of the Subordinated Bonds.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Class Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

            The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the Payment Date on which the sum of (i) the Invested Amount, (ii) the Senior Class Principal Amount, (iii) the Class B- 1 Principal Amount and (iv) the Class B-2 Principal Amount, after giving effect to payments expected to be made on such Payment Date, is __% or less of the aggregate of the Stated Principal Balances of the Pledged Mortgages as of the Cut- Off Date. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid principal amount of the Bonds (including, in the case of the Subordinated Bonds, any unpaid Class B-1 Principal Carryover Shortfall and/or Class B-2 Principal Carryover Shortfall) so redeemed plus accrued interest through the last day of the month preceding the month in which such optional redemption occurs.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the aggregate Class Principal Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Class Principal Amount of the Controlling Class on behalf of the Holders of all the Bonds of such Class, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

            The Class B-1 Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.

            AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                                   EXHIBIT IV

                             FORM OF CLASS B-2 BOND

            The form of a Class B-2 Bond is as follows:

            SOLELY FOR US FEDERAL INCOME TAX PURPOSES, THIS BOND IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

            PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CLASS PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE CLASS PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

            [UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            THIS BOND IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS B-1 BONDS AND THE SENIOR BONDS AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

       THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS BOND. THE ISSUE DATE OF THIS BOND IS _____________, 200__. THE PER ANNUM RATE OF INTEREST ON THIS BOND IS ___% ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE MORTGAGE COLLATERAL UNDERLYING THE BONDS AT _______% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DEFINED IN THE PROSPECTUS SUPPLEMENT) THIS BOND HAS BEEN ISSUED WITH $ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT

OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS $_______ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, CALCULATED ASSUMING THE YIELD IS ACCRUED DAILY DURING INITIAL SHORT PERIOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE MORTGAGE COLLATERAL.

                         SEQUOIA MORTGAGE TRUST 200_-_,
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS B-2

                           DUE: __________ ___, _____
                       ACCRUAL DATE: __________ ___, _____
                        ISSUE DATE: __________ ___, _____
                               INTEREST RATE _____


Initial Class Principal                                         CUSIP NO. ______
Amount of this Bond:

$____________________                                       CERTIFICATE NUMBER 1

            Sequoia Mortgage Trust 200_-_ (the "Issuer"), a statutory business trust formed under the Deposit Trust Agreement dated as of __________ ___, 200__, and having ________________________, a Delaware bank and trust company, as Owner Trustee for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [AMOUNT IN WORDS] ($___________) in monthly installments on the ____________ day of each month, commencing on __________ ___, _____ (each, a "Payment Date"), and ending on or before
__________ ___, _____ (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Class Principal Amount (as defined in the Indenture) of this Bond from time to time from __________ ___, _____ (the "Accrual Date"), or such later date to which interest has been paid, through the last day of the month preceding the month in which the principal amount of this Bond is paid in full, at a variable rate determined as described below, such interest being payable monthly on each Payment Date. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

            Installments of principal of this Bond are due and payable as described in the Indenture.

            Interest payable on this Bond on a Payment Date will be equal to the amount of interest that has accrued on the Class Principal Balance of this Bond during the one-month period ending on the last day of the month preceding the month in which each such Payment Date occurs (each, an "Interest Accrual Period").

            The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, Sequoia Mortgage Trust 200_-_ has caused this instrument to be duly executed by its duly authorized officer.

Dated:_______________     SEQUOIA MORTGAGE TRUST 200_-_


            By: ____________________________

            not in its individual capacity
            but solely as Owner Trustee

            By: ____________________________

            Title: _________________________

                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned Indenture.

______________________________,

as Trustee


By: ___________________________
    Authorized Signatory

            This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds, Series 200__-__ (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1, Class B-1 and Class B-2 Bonds, and Class R-LT and Class R-UT Certificates, all issued and to be issued under the Issuer's Indenture dated as of ____________ ___, _____, between the Issuer and ____________ _____________________ (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered.

            The Class A-1 Bonds constitute "Senior Bonds" and the Class B-1 and Class B-2 Bonds constitute "Subordinated Bonds".

            The Class R-LT and Class R-UT Certificates represent the residual interest in the Lower-Tier REMIC and Upper-Tier REMIC, respectively.

            All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            The Bond Interest Rate for the Class B-2 Bonds (the "Class B-2 Bond Interest Rate") and any Interest Accrual Period will equal _______________.

            As provided in the Indenture, the Bonds are issuable in Classes which may vary as provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

            For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class B-2 Bonds will be equal to the Class B-2 Principal Payment Amount for such Payment Date. The Class B-2 Principal Payment Amount for any Payment Date is equal to the sum of (i) the Class B-2 Percentage of the sum of (a) the principal portion of the Scheduled Payment due on each Pledged Mortgage [on the related Due Date], (b) the principal portion of the purchase price of each Pledged Mortgage that was purchased by Redwood Trust or another person pursuant to the Mortgage Loan Purchase Agreement [or by the Master Servicer in connection with any optional purchase by the Master Servicer of a defaulted Pledged Mortgage] as of such Payment Date, (c) the Substitution Adjustment Amount in connection with any Deleted Pledged Mortgage received with respect to such Payment Date, (d) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Pledged Mortgages that are not yet Liquidated Pledged Mortgages received during the [calendar month] preceding the month of such Payment Date, (e) with respect to each Pledged Mortgage that became a Liquidated Pledged Mortgage during the [calendar month] preceding the month of such Payment Date, the Stated Principal Balance of such Pledged Mortgage and (f) all partial and full principal prepayments by borrowers received during the related Prepayment Period and (ii) any Class B-2 Principal Carryover Shortfall.

            Payments of principal or interest, if any, on the Bonds will be made on each Payment Date, commencing on _____________ __, 200_, in the manner and in accordance with the priorities for the Bonds provided in the Indenture.

            The entire unpaid principal amount of each Class of Bonds shall be due and payable, if not then previously paid, on the Stated Maturity of the final installment of principal of such Class.

            All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

            Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Optional Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Optional Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the month preceding the month in which such Payment Date occurs (each a "Record Date").

            Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.

            If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Optional

Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or optional Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

            Prior to the payment in full of the Senior Bonds, the failure of the Issuer to pay when and as due any installment of principal of or interest (regardless of the lapse of any grace period) on any Subordinated Bond shall not constitute an Event of Default under the Indenture. In addition, notwithstanding any applicable provision of the Indenture, upon payment in full of the Senior Bonds, the prior occurrence of any such shortfalls attributable to the Subordinated Bonds, which shortfalls have previously been paid in full, will not constitute an Event of Default under the Indenture in respect of the Subordinated Bonds.

            If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Class Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

            The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date on or after the Payment Date on which the sum of (i) the Invested Amount, (ii) the Senior Class Principal Amount and (iii) the Subordinated Class Principal Amount, after giving effect to payments expected to be made on such Payment Date, is __% or less of the aggregate of the Stated Principal Balances of the Pledged Mortgages as of the Cut-Off Date. Any such redemption at the option of the Issuer shall be at a price equal to 100% of the unpaid principal amount of the Bonds (including, in the case of the Subordinated Bonds, any unpaid Class B-1 Principal Carryover Shortfall and/or Class B-2 Principal Carryover Shortfall) so redeemed plus accrued interest through the last day of the month preceding the month in which such optional redemption occurs.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

            Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the aggregate Class Principal Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Class Principal Amount of the Controlling Class on behalf of the Holders of all the Bonds such Class, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

            [The Subordinated Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.]

            AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                                    EXHIBIT V

                         FORM OF CLASS R-LT CERTIFICATE

      THIS CLASS R-LT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.07 OF THE INDENTURE REFERRED TO HEREIN.

      THIS CLASS R-LT CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B BONDS AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

      NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE DELIVERY TO THE TRUSTEE OF AN EXECUTED TRANSFER AFFIDAVIT, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.

CLASS R-LT                                   PERCENTAGE
RESIDUAL INTEREST                            INTEREST:  100%

NUMBER: __________

DATE OF INDENTURE:
[_________, 20__]

CUT-OFF DATE:
[________, 20__]

FIRST DISTRIBUTION DATE:
[________, 20__]

                          SEQUOIA MORTGAGE TRUST [20__]
                          COLLATERALIZED MORTGAGE BONDS

      evidencing a percentage interest in any distribution allocable to the Class R-LT Certificates with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                         SEQUOIA MORTGAGE FUNDING, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SEQUOIA MORTGAGE FUNDING, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY SEQUOIA MORTGAGE FUNDING, INC. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by Sequoia Mortgage Funding, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Indenture referred to below), and certain other property held in trust for the benefit of Bondholders (collectively, the "Trust Estate"). The Mortgage Loans are serviced by __________________ (the "Master Servicer"). The Trust Estate was created pursuant to an Indenture dated as specified above (the "Indenture") among Sequoia Mortgage Trust [20__] (the "Issuer"), and _____________ (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Indenture.

This Certificate is one of a duly authorized issue of Certificates, designated as Sequoia Mortgage Trust [20__] Collateralized Mortgage Bonds, Class R-LT (the "Class R-LT Certificate") and is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Indenture are Bonds designated as Sequoia Mortgage Trust [20__] Collateralized Mortgage Bonds, Class B (the "Class B Bonds"), and one residual interest Certificate designated collectively as Sequoia Mortgage Trust [20__] Collateralized Mortgage Bonds, Class R-UT (the "Class R-UT Certificate" and together with the Class R-LT Certificate, the "Class R Certificates"). The Class A Bonds are senior to the Class B

Bonds and Class R Certificates in right of payment to the extent described in the Indenture. The Class A Bonds and the Class B Bonds are collectively referred to as the "Bonds". Any payments made under this Certificate will be made in accordance with the terms of the Indenture.

The Indenture may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Bond Insurer and without the consent of any of the Bondholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Bonds were offered, (iii) to ensure continuing treatment of the Trust Estate as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Bonds then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Bonds at the Closing Date, none of the Trustee, the Depositor or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Bonds), and (v) to make any other provisions with respect to matters or questions arising under the Indenture which are not materially inconsistent with the provisions of the Indenture, including without limitation provisions relating to the issuance of Definitive Bonds to Beneficial Owners if book-entry registration of the Class A Bonds is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Bondholder.

The Indenture may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Holders of Bonds of each Class affected thereby evidencing, as to each such Class, beneficial interests aggregating not less than 66% and the consent of the Bond Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of Bonds of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Bond without the consent of the Holder of such Bond or (ii) reduce the aforesaid percentage of Bonds of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Bonds of such Class then outstanding.

The Depositor intends to cause an election to be made to treat the Trust as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Bonds and the Class B Bonds will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Depositor may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Indenture. Unless the Opinion of Counsel required by Section 2.07(h) has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using the funds of such a plan or arrangement to acquire this Certificate.

The respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee under the Indenture will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Holder on any Payment Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than [__]% of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Indenture; or (iii) at the option of the Bond Insurer on any Payment Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than [__%] of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Indenture; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Indenture or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.
Dated:  [_______ __, 20__]

                                          --------------------------------------
                                          as Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE

-------------------------------,
as Trustee


By:
    ------------------------------------
    Authorized Signatory

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

--------------------------

--------------------------


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)

--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)
                                    --------------------------------------------
                                    NOTICE:  The signature to this
                                    assignment must correspond with
                                    the name as it appears upon the
                                    face of the within Certificate
                                    in every particular, without
                                    alteration or enlargement or
                                    any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT VI

                         FORM OF CLASS R-UT CERTIFICATE

      THIS CLASS R-UT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT OR LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.07 OF THE INDENTURE REFERRED TO HEREIN.

      THIS CLASS R-UT CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B BONDS AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

      NEITHER THIS CERTIFICATE NOR ANY BENEFICIAL INTEREST HEREIN MAY BE, DIRECTLY OR INDIRECTLY, TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED WITHOUT THE DELIVERY TO THE TRUSTEE OF AN EXECUTED TRANSFER AFFIDAVIT, AND ANY TRANSFER IN VIOLATION OF THIS RESTRICTION SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE, AND SHALL SUBJECT THE HOLDER HEREOF TO LIABILITY FOR ANY TAX IMPOSED (AND RELATED EXPENSES, IF ANY) WITH RESPECT TO SUCH ATTEMPTED TRANSFER.

CLASS R-UT                                   PERCENTAGE
RESIDUAL INTEREST                            INTEREST:  100%

NUMBER:___________

DATE OF INDENTURE:
[________, 20__]

CUT-OFF DATE:
[_______, 20__]

FIRST DISTRIBUTION DATE:
[________, 20__]

                           SEQUOIA MORTGAGE TRUST 20__
                          COLLATERALIZED MORTGAGE BONDS

      evidencing a percentage interest in any distribution allocable to the Class R-UT Certificate with respect to a pool of adjustable rate conventional one- to four-family mortgage loans formed and sold by

                         SEQUOIA MORTGAGE FUNDING, INC.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SEQUOIA MORTGAGE FUNDING, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY SEQUOIA MORTGAGE FUNDING, INC. OR BY ANY OF ITS AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

This certifies that ___________________ is the registered owner of a beneficial interest in certain distributions with respect to a pool (the "Mortgage Pool") conventional one- to four-family mortgage loans (the "Mortgage Pool") formed and sold by Sequoia Mortgage Funding, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Indenture referred to below), and certain other property held in trust for the benefit of Bondholders (collectively, the "Trust Estate"). The Mortgage Loans are serviced by ____________ (the "Master Servicer"). The Trust Estate was created pursuant to an Indenture dated as specified above (the "Indenture") among Sequoia Mortgage Funding 20__ (the "Issuer") and _____________ (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings signed in the Indenture.

This Certificate is one of a duly authorized issue of Bonds and Class R Certificates, designated as Sequoia Mortgage Trust 20__ Collateralized Mortgage Bonds, Class R (the "Class R Certificate") and is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Indenture are Bonds designated as Sequoia Mortgage Trust 20__ Collateralized Mortgage Bonds, Class B (the "Class B Bonds"), and one residual interest Certificate designated collectively as Sequoia Mortgage Trust 20__ Collateralized Mortgage Bonds, Class R-LT (the "Class R-LT Certificate" and together with the Class R-UT Certificate, the "Class R Certificates"). The Class A Bonds are senior to the Class B Bonds and Class R Certificates in right of payment to the extent described in the Indenture. The Class A Bonds, the Class B Bonds are collectively referred to as the

"Bonds". Any payments made under this Certificate will be made in accordance with the terms of the Indenture.

The Indenture may be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Bond Insurer and without the consent of any of the Bondholders, (i) to cure or correct any ambiguity, mistake or error, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or with the Prospectus Supplement or Prospectus pursuant to which the Class A Bonds were offered, (iii) to ensure continuing treatment of the Trust Estate as two REMICs or to avoid the imposition of certain tax liabilities, (iv) to obtain a rating by a nationally recognized rating agency or to maintain or improve the ratings of the Class A Bonds then given by a rating agency (it being understood that, after obtaining the ratings of the Class A Bonds at the Closing Date, none of the Trustee, the Depositor or the Master Servicer is obligated to obtain, maintain or improve any rating of any Class of Bonds), and (v) to make any other provisions with respect to matters or questions arising under the Indenture which are not materially inconsistent with the provisions of the Indenture, including without limitation provisions relating to the issuance of Definitive Bonds to Beneficial Owners if book-entry registration of the Class A Bonds is no longer permitted; provided that, in the case of clause (v), such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Bondholder.

The Indenture may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of the Holders of Bonds of each Class affected thereby evidencing, as to each such Class, beneficial interests aggregating not less than 66% and the consent of the Bond Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of Bonds of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Bond without the consent of the Holder of such Bond or (ii) reduce the aforesaid percentage of Bonds of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Bonds of such Class then outstanding.

The Depositor intends to cause an election to be made to treat the Trust Estate as two real estate mortgage investment conduits (the "Lower-Tier REMIC" and the "Upper-Tier REMIC"). The Class A Bonds and the Class B Bonds will constitute "regular interests" in the Upper-Tier REMIC. The Class R-UT Certificate will constitute the "residual interest" in the Upper-Tier REMIC and the Class R-LT Certificate will constitute the "residual interest" in the Lower-Tier REMIC.

No transfer of a Class R Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made pursuant to an effective registration statement under said Act or laws. The Depositor may direct the Trustee to require an opinion of counsel acceptable to and in form and substance satisfactory to the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from the registration requirements of the Securities Act of 1933, as amended, and from any applicable securities statute of any state, and the transferee shall execute an investment letter in the form described by the Indenture. Unless the Opinion of Counsel required by Section
2.07 has been delivered to the Trustee in connection with this Certificate, the holder of this Certificate represents, by virtue of its acceptance hereof, that it is not an employee benefit plan or other retirement plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of such a plan or arrangement or using the funds of such a plan or arrangement to acquire this Certificate.

The respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee under the Indenture will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Class R-LT Holder on any Payment Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than [__%] of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Indenture; or (iii) at the option of the Bond Insurer on any Payment Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of all outstanding Mortgage Loans is less than [__%] of the Cut-off Date Pool Balance in accordance with the provisions set forth in the Indenture; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Most of the Mortgage Loans are convertible to fixed rates or new Indices in accordance with their terms.

Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Indenture or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.
Dated:  [___________, 20__]

                                          --------------------------------------
                                          as Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory


FORM OF CERTIFICATE OF AUTHENTICATION

THIS IS THE CLASS R-UT
CERTIFICATE REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE

---------------------------------
as Trustee


By:
   ------------------------------
   Authorized Signatory

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

-------------------------------

-------------------------------

--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)

--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)
                                    --------------------------------------------
                                    NOTICE:  The signature to this
                                    assignment must correspond with
                                    the name as it appears upon the
                                    face of the within Certificate
                                    in every particular, without
                                    alteration or enlargement or
                                    any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT VII

                          FORM OF BOND INSURANCE POLICY

                                  EXHIBIT VIII

                  FORM OF INVESTMENT LETTER FOR HOLDER OF THE
              CLASS B BOND, CLASS R-LT AND CLASS R-UT CERTIFICATES


1. The Purchaser is acquiring the Class B Bond (the "Bond"), Class R-LT or Class R-UT Certificate (the "Certificate") as principal for its own account for the purpose of investment [neither the Depositor nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the residual interest and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended [Affiliates of the Depositor need not make this representation]. The Purchaser has been given such information concerning the Bond and/or Certificate, the underlying Mortgage Loans and the Master Servicer as it has requested.

3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Bond and/or Certificate.

4. The Purchaser understands that the Bond and/or Certificate has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Master Servicer nor the Trustee is required to register the Bond or the Certificate and that any transfer must comply with Section 2.07 of the Indenture. In connection with any resale of the Bond and/or Certificate, the Purchaser shall not make any general solicitation or advertisement.

5. The Purchaser agrees that it will obtain from any purchaser of the Bond and/or Certificate from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and in this paragraph 5.

6. The Purchaser hereby directs the Trustee to register the Bond and/or Certificate acquired by the Purchaser in the name of its nominee as follows:
____________.

                                       Very truly yours,

                                       -----------------------------------------
                                       NAME OF PURCHASER

                                       By:
                                           -------------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

                                   EXHIBIT IX


       FORM OF TRANSFER AFFIDAVIT FOR CLASS R-LT OR CLASS R-UT CERTIFICATE


STATE OF            )
                    : ss.:
COUNTY OF           )

The undersigned, being first duly sworn, deposes and says as follows:

1. The undersigned is an officer of _____________________ (the "Transferee"), a corporation duly organized and existing under the laws of the State of Delaware and on behalf of which the undersigned makes this affidavit.

2. The Transferee is acquiring a beneficial ownership interest in Sequoia Mortgage Trust 200__, Collateralized Mortgage Bonds, Class [R-LT] [R-UT] (the "Class [R-LT] [R-UT] Certificates"), issued pursuant to the Indenture, dated as of ____________ 1, 200_ (the "Indenture"), by and among Sequoia Mortgage Trust 20__, as Issuer (the "Issuer") and ______________, as Trustee (the "Trustee"). Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Indenture. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

3. The Transferee is not, as of the date hereof, and will not be, as of the date of the Transfer, a Disqualified Organization. The Transferee is acquiring the Class [R-LT] [R-UT] Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the form as this affidavit attached hereto. The Transferee has no knowledge that any such affidavit is false.

4. The Transferee has been advised of, and understands that: (i) a tax shall be imposed on any Transfer to Persons that are Disqualified Organizations; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for Persons that are Disqualified Organizations, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent transferee furnished to such Person an affidavit that such subsequent transferee is not a Disqualified Organization and, at the time of the Transfer, such Person does not have actual knowledge that the affidavit is false.

5. The Transferee has been advised and understands that a tax shall be imposed on a "pass-through entity" holding Class [R-LT] [R-UT] Certificates if at any time during the taxable year of the pass-through entity a Person that is a Disqualified Organization is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as nominees for other Persons.)

6. The Transferee has reviewed the provisions of Section 2.07 of the Indenture, which is incorporated herein by reference, and understands the legal consequences of the acquisition of the Class [R-LT] [R-UT] Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 2.07 of the Indenture. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

7. The Transferee does not have the intention to impede the assessment or collection of any income tax legally required to be paid with respect to the Class [R-LT] [R-UT] Certificates and the Transferee hereby acknowledges that the Class [R-LT] [R-UT] Certificates may generate tax liabilities in excess of the cash flow associated with the Class [R-LT] [R-UT] Certificates and intends to pay such taxes associated with the Class [R-LT] [R-UT] Certificates when they become due.

8. The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends and reasonably expects to have the ability to pay any taxes associated with the holding of the Class [R-LT] [R-UT] Certificates as they become due, fully realizing that it may incur tax liabilities in excess of any cash flows generated by the Class [R-LT] [R-UT] Certificates. The Transferee has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class [R-LT] [R-UT] Certificates to permit the transferor to assess the financial capability of the Transferee to pay any such taxes.

9. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to make a Transfer and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not make a Transfer or cause any Transfer to any Person that the Transferee knows is a Disqualified Organization.

10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class [R-LT] [R-UT] Certificate in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [R-LT] [R-UT] Certificates to it is in accordance with the requirements of the Code and the regulation promulgated thereunder and that such transfer of the Class [R-LT] [R-UT] Certificates will not be disregarded for federal income tax purposes.

11.  The following information as to the Transferee is true and correct:

      Address: ______________________________________________________
      _______________________________________________________________
      _______________________________________________________________

      Contact for Tax Matters: ______________________________________

      Phone Number: _________________________________________________

      Form of Organization of Transferee: ___________________________

      Transferee's Federal Tax Identification Number: _______________

      Percentage of Residual Interest Acquired: __%

      Price Paid for Residual Interest: _____________________________

      Date of Acquisition: __________________________________________

            If security is being registered in the name of a nominee, please state such name:

      ________________________________________________________________

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its _________________, by its duly authorized officer this _____ day of _____________.

                                    [NAME OF TRANSFEREE]

                                       By:
                                           -------------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

STATE OF          )
                  ) ss.:
COUNTY OF         )


Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the of _______________________________, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.
Subscribed and sworn before me this _______ of ___________.

                                          --------------------------------------
                                          NOTARY PUBLIC

                                          My commission expires the ___ day of
                                          ________________, 200__.

                                    EXHIBIT X

                           ERISA REPRESENTATION LETTER
     (FOR TRANSFERS OF CLASS B BOND, CLASS R-LT AND CLASS R-UT CERTIFICATES)

The Purchaser is not an employee benefit plan or other retirement plan or arrangement (a "Plan") subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a person acting on behalf of such a Plan or arrangement or using the assets of such a Plan or arrangement to acquire a Class B Bond or Class [R-LT] [R-UT] Certificate.